PINE GROVE ALTERNATIVE FUND

October 31, 2013

25 DeForest Avenue

Summit, NJ 07901

(908) 273-6321

Investment Objective. Pine Grove Alternative Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$1,030	$103,000,000
Sales Load(1)	$30	$3,000,000
Proceeds to the Fund(2)	$1,000	$100,000,000

(1)	Generally, the stated minimum initial investment by an investor in the Fund is $25,000, which stated minimum may be reduced for certain investors. Investors purchasing Shares (as defined herein) may be charged a sales load of up to 3% of the investor’s subscription. The table assumes the maximum sales load is charged.
(2)	Assumes all shares currently registered are sold in the continuous offering. Shares will be offered during an initial public offering period at the offering price and in a continuous offering thereafter at the Fund’s then current net asset value, plus any applicable sales load, as described herein. The Fund expects to incur organizational costs and initial offering costs of approximately $88,140. The Fund’s offering costs are being capitalized and amortized over the 12 month period beginning on January 1, 2014. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.” The Fund also pays the Administrator, and the Administrator pays each Service Agent (each as hereinafter defined) that enters into a Shareholder Servicing Agreement with the Distributor, a monthly shareholder servicing fee at the annual rate of up to 0.85% of the net asset value of the outstanding Shares beneficially owned by customers of the Service Agent. See “Plan of Distribution” for additional information regarding compensation paid to the Distributor and/or Service Agents.

The Fund is offering on a continuous basis up to 100,000 shares of beneficial interest (“Shares”). Foreside Fund Services, LLC (the “Distributor”) acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Adviser, that have agreed to participate in the distribution of the Fund’s Shares. Investments may be subject to a sales load of up to 3% of the investor’s subscription.

The Distributor and/or a Selling Agent (each as defined herein) may, in its discretion, waive the sales load for certain investors. See “Plan of Distribution.” There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares’ offering in an escrow, trust or similar arrangement. Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any securities exchange.

Investment Portfolio. The Fund invests substantially all of its assets in Pine Grove Alternative Institutional Fund (the “Master Fund”), a separate closed-end, non-diversified, management investment company with the same investment objective and strategies as the Fund. The Master Fund invests substantially all of its assets in private investment funds (commonly referred to as hedge funds) (“Investment Funds”) managed by a range of alternative investment managers that employ a variety of investment strategies, including, but not limited to, credit and event-oriented investing, hedged credit, convertible arbitrage, long/short equity (low net exposure) and merger arbitrage. Strategies that seek to generate attractive long-term risk-adjusted returns as compared to those offered by traditional public equity and fixed income markets are sometimes referred to as “alternative” investment strategies. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. For a further discussion of the Fund’s principal investment strategies, see “Investment Program.”

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 34. With very limited exceptions, Shares are not transferable and liquidity will be provided only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. Accordingly, investors may have to bear the risks of an investment longer than anticipated. See “Repurchases and Transfers of Shares.”

Management Fee. The Master Fund pays Pine Grove Asset Management LLC (the “Adviser”) a fee, accrued monthly and paid quarterly in arrears, of 0.225% (0.90% on an annualized basis) of the Master Fund’s month end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Master Fund’s net assets and is computed based on the value of the net assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees/allocations paid by the Investment Funds and indirectly paid by investors in the Master Fund. See “Management Fee.” The Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s Management Fee. See “Management of the Fund and the Master Fund.”

Eligible Investors. Shares are being sold only to investors that represent that they are both (i) “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and (ii) ”qualified clients” as defined in Rule 205-3(d)(1) under the Investment Advisers Act of 1940, as amended. A Selling Agent may impose additional eligibility requirements for investors who purchase shares through the Distributor or such Selling Agent. The minimum initial investment in the Fund by any investor is $25,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Investors may only purchase their shares through a Selling Agent.

This Prospectus concisely provides the information that a prospective investor should know about the Fund and the Master Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund and the Master Fund, including a statement of additional information (“SAI”) dated October 31, 2013, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing to the Fund c/o Pine Grove Asset Management LLC, 25 DeForest Avenue, Summit, NJ 07901 or by calling (908) 273-6321. The table of contents of the SAI appears on page 92 of this Prospectus. The SAI, and other information about the Fund and the Master Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

Foreside Fund Services, LLC

SUMMARY OF TERMS

THE FUND	Pine Grove Alternative Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

INVESTMENT PROGRAM

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by generating attractive long-term risk-adjusted returns as compared to those offered by traditional public equity and fixed income markets by investing substantially all of its assets in Pine Grove Alternative Institutional Fund (the “Master Fund”), a registered investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. The Master Fund has the same investment objective and strategies as the Fund. All investments are made at the Master Fund level. Thus, the Fund’s investment results will correspond directly to the investment results of the Master Fund. The investment objective of each of the Fund and the Master Fund is fundamental and may only be changed by the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or Master Fund, as applicable.

Through its investment in the Master Fund, the Fund seeks to generate attractive long-term risk-adjusted returns as compared to those offered by traditional public equity and fixed income markets by investing substantially all its assets in investment funds, often referred to as hedge funds (“Investment Funds”), managed by unaffiliated third-party investment managers (“Investment Managers”) that specialize in a variety of investment strategies and types of investments. The Master Fund intends to diversify its investment exposure by investing in Investment Funds, which focus their investment in one of the following two ways: (i) by utilizing hedged investment strategies; and (ii) by investing in instruments that have equity-like risk and return, but which generally do not involve direct investment in a stock market. The hedging investment strategies include, but are not limited to, hedged credit, convertible arbitrage, long/short equity (low net exposure) and merger arbitrage. The non-market equity investments include, but are not limited to, distressed securities, mortgage-backed and other asset-backed instruments, high-yield debt instruments, private investments, corporate restructurings, post-reorganization equities, liquidations and fixed income instruments.

Strategies that seek to generate attractive long-term risk-adjusted returns as compared to those offered by traditional public equity and fixed income markets are some sometimes referred to as “alternative” investment strategies. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. “Traditional” investment companies are generally characterized by long-only investments and limits on the use of leverage. Because Investment Funds pursuing alternative investment strategies (whether hedged or unhedged) are often described as “hedge funds,” the Master Fund’s investment program can be broadly referred to as a fund of hedge funds.

In selecting Investment Funds, the Adviser does not follow a rigid asset allocation policy, but instead invests in a wide variety of Investment Funds managed by Investment Managers specializing in a wide variety of investment strategies. The Master Fund is designed not only to utilize Investment Managers whom the Adviser believes will enable the Fund to achieve its investment objective but also to deploy and redeploy investment capital within a range of investment strategies which the Adviser regards as likely to provide favorable profit opportunities in changing economic environments. The Adviser aims to generate attractive long-term risk-adjusted returns as compared to those offered by traditional public equity and fixed income markets.

The two primary methods the Master Fund employs in seeking to achieve its investment objective by investing in Investment Funds are hedged investing and diversification of investment exposure.

Hedged investing generally attempts to reduce or eliminate exposure to market risk. Most assets have two components to their price. One component depends on the level of the relevant market (the stock market for stocks and the bond market for bonds, etc.), and the other component depends on characteristics of the particular asset (such as how well a company is managed in comparison to similar companies in the same industry). In hedged investing, sometimes referred to as “low exposure” investing, judgments about the pricing relationship between securities are made, rather than judgments about the overall level or direction of markets. This type of strategy allows an Investment Manager to take a position that seeks to expose the Master Fund to non-market factors and potentially avoid exposure to some market factors. For example, a hedged investing transaction would be to own securities that an Investment Manager judges to be undervalued while also selling short assets that have a similar market risk. Typically the assets sold short would be assets that the Investment Manager judges to be overvalued, but the assets shorted could also be fairly valued. The important characteristic of the short position is that its price is driven to a large extent by the same market factor as the long position. Examples of market factors would be the U.S. stock market, as measured by a major index, for equity strategies in the U.S. and the U.S. bond markets, as measured by a major bond index, for fixed income strategies in the U.S. If an Investment Manager is able to correctly identify undervalued and overvalued instruments, and hedge properly, changes in the level of the market, barring extreme market movements, will likely not have a significant effect on the Investment Manager’s position, potentially allowing a market neutral hedging strategy to achieve capital appreciation in either up or down markets.

The Master Fund will seek to diversify its investment exposure by allocating assets to a variety of Investment Funds to seek to alter the pattern of returns and hence the volatility of its portfolio, pursuant to modern portfolio theory. For example, according to modern portfolio theory, if two assets have the same expected return but the return is earned in different time periods, an investor can combine the two assets in a portfolio with the result that the portfolio will have a more stable pattern of returns than would each asset viewed separately and still with the same expected return. The Master Fund intends to diversify its investment exposure by investing in Investment Funds which focus their investments in one of the following two ways: (i) by utilizing hedged investment strategies; and (ii) by investing in instruments that have equity-like risk and return, but which generally do not involve direct investment in a stock market (“non-market equity investments”). The hedging investment strategies, include, but are not limited to, hedged credit, convertible arbitrage, long/short equity (low net exposure) and merger arbitrage. The non-market equity investments include, but are not limited to, distressed securities, mortgage-backed and other asset-backed instruments, high-yield debt instruments, private investments, corporate restructurings, post-reorganization equities, liquidations and fixed income instruments. Non-market equity investments are not traditional long-term common stock investments, but they have risks similar to those of equity securities. With such securities, the holder can have a significant profit or loss depending on the movement of markets and of the securities itself. The principal attraction of these investments is that their movements are expected not to necessarily coincide with those of other equity investments. This low-correlation is designed to potentially provide reduced volatility of the Investment Funds and thus the Master Fund’s overall portfolio, without necessarily reducing the expected return of the Investment Funds, and thus the Master Fund.

The Adviser allocates Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities, consistent with the objectives of the Master Fund. Allocation depends on the Adviser’s assessment of the likely risks and returns of various investment strategies that the Investment Funds utilize and the likely correlation among the Investment Funds under consideration. The Adviser generally seeks to invest substantially all of the Master Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive. The Adviser periodically reallocates the Master Fund’s investments among Investment Funds in order to increase the Fund’s expected risk-adjusted return; however, in doing so the Adviser considers the Master Fund’s risk parameters in its decision-making process. There is no guarantee that the Fund or the Master Fund will be able to avoid substantial losses due to poor returns by an Investment Fund.

While each of the Master Fund and the Fund is a “non diversified” fund under the 1940 Act, the Adviser believes it is important to maintain a broad-based portfolio in order to reduce the effect on the Fund and Master Fund of losses or poor returns by any one Investment Fund. There is no guarantee, however, that either the Fund or the Master Fund will be able to avoid substantial losses due to poor returns by an Investment Fund. In addition, while each of the Master Fund and the Fund is a “non diversified” fund for purposes of the 1940 Act, each of the Master Fund and the Fund has elected, and intends to qualify, to be treated as a RIC under the Internal Revenue Code (“Code”). To qualify as a RIC under the Code, each of the Master Fund and the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the assets of each of the Master Fund and the Fund is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of each of the Master Fund and the Fund and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the total assets of each of the Master Fund and the Fund is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that each of the Master Fund and the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” In addition, the Adviser typically endeavors to limit investments in any one Investment Fund to no more than 7.5% of the Master Fund’s gross assets (measured at the time of purchase), and to limit investments in any one Investment Manager to no more than 10% of the Master Fund’s gross assets (measured at the time of purchase). The Adviser limits Master Fund investments in any one Investment Fund to less than 5% of such Investment Fund’s outstanding voting securities. See “Types of Investments and Related Risks — Risks of Fund of Hedge Funds Structure — Investments in Non-Voting Stock; Inability to Vote.”

The Investment Funds are not registered under the 1940 Act and the Master Fund’s investments in Investment Funds are thus not subject to the protections of the 1940 Act. For example, the Investment Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund.

In response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Master Fund may also make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares and pay Master Fund expenses.

As set forth above, the Fund will attempt to achieve its investment objective by investing all or substantially all of its assets in the Master Fund.

Pine Grove Institutional Partners II Ltd, (the “Predecessor Fund”), a privately offered fund managed by the Adviser, is expected to be reorganized into the Master Fund as of the date the Master Fund commences operations (i.e., on or about January 1, 2014). Upon such reorganization, the Master Fund will acquire the assets (including Investment Fund holdings) and adopt the performance history of the Predecessor Fund. The investment goals, strategies and limitations of the Master Fund are substantially similar to those of the Predecessor Fund. Financial statements of the Predecessor Fund have been filed as an exhibit to the Fund’s registration statement. These financial statements are publicly available by reviewing the Fund’s filings on the SEC’s website.

LEVERAGE

In general, the Master Fund does not anticipate that it will borrow money in connection with its investment activities, i.e. utilize leverage. However, the Master Fund anticipates that Investment Funds will routinely utilize leverage pursuant to their investment strategies.

The Master Fund, however, reserves the right to use leverage for certain operational purposes only, to the extent permitted by the 1940 Act. Specifically, the Master Fund may borrow money through a credit facility or other arrangements, to manage timing issues in connection with the acquisition of its investments (i.e., to provide the Master Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Master Fund’s receipt of redemption proceeds from one or more Investment Funds or the receipt of proceeds from the sale of additional Master Fund shares). The Master Fund also may borrow money to fund repurchase payments to Master Fund shareholders pending the receipt of redemption proceeds from one or more Investment Funds. The Fund does not intend to borrow money.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third of the value of its total assets (including the indebtedness). The Master Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the Asset Coverage Requirement. Accordingly, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Master Fund shares, and thus Shares (as hereinafter defined) of the Fund, may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced recently (particularly during late 2008/2009). In general, the use of leverage by Investment Funds or the Master Fund may increase the volatility of the Investment Funds or the Master Fund. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by Investment Funds.”

DISTRIBUTIONS	Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder (as hereinafter defined) whose Shares are registered in its own name will automatically be a participant under the Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder specifically elects to receive all income dividends and/or capital gain distributions in cash. DRIP investments will be calculated using the net asset value per Share on the last business day of the immediately preceding month and will not be subject to a sales charge.

POTENTIAL BENEFITS OF INVESTING IN THE FUND	An investment in the Fund enables investors to invest indirectly with Investment Managers whose services generally are not available to the investing public or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to indirectly invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors. Investment Funds in which the Master Fund may invest also may close from time to time. If the Fund has previously invested (through its investment in the Master Fund) in an Investment Fund that has closed, an investor would nevertheless be able to invest indirectly in such Investment Fund by investing in the Fund.

In addition to benefiting from the Investment Managers’ individual investment strategies, the Fund as a whole should achieve the benefits of indirect exposure to a number of different alternative investment strategies and Investment Managers. By investing through multiple Investment Managers, the Master Fund may reduce the volatility and/or risk inherent in a direct investment with a single Investment Manager.

THE OFFERING	The Fund is offering on a continuous basis through Foreside Fund Services, LLC (the “Distributor”) $100,000,000 of shares of beneficial interest (“Shares”). Shares will be offered during an initial public offering period at an initial offering price of $1,000 per Share, plus any applicable sales load, and in a continuous offering thereafter at the Fund’s current net asset value per Share, plus any applicable sales load. See “Purchases of Shares.” The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares. See “Plan of Distribution.” The initial closing date for subscriptions for Shares is currently anticipated to be on or about January 1, 2014 (the “Initial Closing Date”). Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share, plus any applicable sales load, from a Selling Agent. See “Calculation of Net Asset Value” and “Plan of Distribution.”

Investors purchasing Shares in the Fund (“Shareholders”) may be charged a sales load of up to 3% of the amount of the investor’s purchase.

A Selling Agent may, in its discretion, waive the sales load for certain investors. See “Purchases of Shares.”

BOARD OF TRUSTEES	The Fund has a Board of Trustees (each member a “Trustee” and, collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same Trustees also serve as the Master Fund’s Board of Trustees. See “Management of the Fund and the Master Fund.”

THE ADVISER	Pine Grove Asset Management LLC serves as the Master Fund’s investment adviser (the “Adviser”). The Adviser does not provide separate investment advisory services to the Fund. The Adviser is a limited liability company formed under the laws of the State of Delaware. The Adviser, together with its affiliated entity, Pine Grove Asset Management GP LLC, and its predecessor firm, Pine Grove Associates, Inc. is also known as “Pine Grove.” The Adviser is a registered investment adviser with the SEC. Pine Grove has managed numerous privately offered funds of hedge funds since 1995 and had approximately $1 billion in assets under management as of July 1, 2013. In 2010, Pine Grove announced the formation of Pine Grove Asset Management LLC (“PGAM”) to expand its employee-based ownership and as of May 2011, PGAM became the successor to Pine Grove Associates, Inc. The Adviser is also registered with the U.S. Commodity Futures Trading Commission (the “CFTC”) as a commodity pool Operator (“CPO”) and commodity trading advisor (“CTA”).

The day-to-day portfolio management of the Master Fund is the responsibility of the Portfolio Manager of the Adviser (“Portfolio Manager”), Thomas N. Williams. The Portfolio Manager is subject to oversight by the Board of Trustees.

MANAGEMENT FEE	The Fund does not incur a separate management fee, but the Fund and its Shareholders are indirectly subject to the Master Fund’s management fee (the “Management Fee”). In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a Management Fee, accrued monthly and paid quarterly in arrears, of 0.225% (0.90% on an annualized basis) of the Master Fund’s month end net asset value. The Management Fee is an expense paid out of the Master Fund’s net assets and is computed based on the value of the net assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Master Fund shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees, usually 1-2% of net assets annually, and incentive fees/allocations, typically 10-20% of net profits earned, paid by the Investment Funds and indirectly paid by investors in the Master Fund. See “Management Fee.”

SHAREHOLDER SERVICING FEE	The Fund pays the Administrator (as defined below), and the Administrator pays each broker-dealer that is a member of the Financial Industry Regulatory Authority (“FINRA”) and enters into a Shareholder Servicing Agreement with the Administrator (collectively, “Service Agents”), a monthly shareholder servicing fee of 0.070833 (0.85% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. The maximum aggregate Shareholder Servicing Fee payable by the Fund to the Administrator and all Service Agents (as set forth under the section “Shareholder Servicing Fee”) will not exceed 5.0% of the aggregate offering proceeds of the offering of Shares. In exchange for this fee the Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

FEES AND EXPENSES	The Fund bears all expenses incurred in the business of the Fund, and indirectly its pro rata portion of all expenses incurred by the Master Fund, including, indirectly, any charges and fees to which the Master Fund is subject as an investor in the Investment Funds. The Fund expects to incur organizational expenses and initial offering costs of approximately $ 88,140. The Fund’s offering costs are being capitalized and amortized over the 12 month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing costs associated with the Fund’s continuous offering of Shares (mostly printing expenses). The Investment Funds will bear all expenses incurred in the business of the Investment Funds. See “Summary of Fees and Expenses” and “Fund and Master Fund Expenses.”

ADMINISTRATOR	The Fund does not incur an administrative fee, but the Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s administrative fee. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (”Atlantic” or ”Administrator”), as administrator for the Master Fund and the Fund, performs certain administration, accounting and investor services for the Master Fund and the Fund. In consideration for these services, the Master Fund pays Atlantic a fee for services calculated based upon the average net assets of the Master Fund and reimburses certain of Atlantic’s expenses. See “Management of the Fund and the Master Fund—Administrator.”

CUSTODIAN	BNP Paribas Financial Services, LLC (“Custodian”) will serve as the custodian of the Master Fund. See “Management of the Fund and the Master Fund—Custodian.”

INDEMNIFICATION	Under each of the Fund’s and the Master Fund’s Declaration of Trust, each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Trustees and its officers (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which a Fund Covered Person shall not have acted in good faith in the reasonable belief that such action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the Fund Covered Person shall have had reasonable cause to believe that the conduct was unlawful, and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Shareholders to which such Fund Covered Person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

CONFLICTS OF INTEREST	The investment activities of the Adviser, the Investment Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund and/or the Master Fund. The Adviser’s future investment activities, including the establishment of other investment funds, may give rise to additional conflicts of interest. See “Conflicts of Interest.”

PURCHASE OF SHARES	The minimum initial investment in the Fund by an investor is $25,000. Additional investments in the Fund must be made in a minimum amount of $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions.

Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share, plus any applicable sales load. The investor must submit a completed application form three business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds one business day prior to the applicable purchase date in the full amount of the purchase (to enable the Master Fund to invest the proceeds in Investment Funds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account maintained by the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

ELIGIBLE INVESTORS	Each investor will be required to certify that the Shares are being acquired directly or indirectly for the account of both (i) an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and (ii) a “qualified client” as defined in Rule 205-3(d)(1) under the Advisers Act. Investors who are both “accredited investors” and “qualified clients” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders seeking to purchase additional Shares will be required to qualify as “Eligible Investors” at the time of the additional purchase. A Selling Agent may impose additional eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent.

INVESTOR SUITABILITY	An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. Prospective investors should be aware of how the Fund’s and the Master Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks — Closed-End Fund; Liquidity Risks.”

VALUATION	Certain securities and other financial instruments in which the Investment Funds invest may not have a readily ascertainable market price and will generally be valued pursuant to policies and procedures adopted by the Investment Managers. In addition, the procedures approved by the Master Fund’s Board of Trustees provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds. However, neither the Adviser nor the Master Fund’s Board of Trustees will be able to confirm independently the accuracy of valuations provided by the Investment Managers (which are unaudited). Accordingly, such valuations generally will be relied upon by the Master Fund. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds will typically be estimates only, subject to revision through the end of each Investment Fund’s annual audit. See “Types of Investments and Related Risks — Risks of Fund of Hedge Funds Structure — Valuation.”

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS	Each of the Fund and the Master Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund and the Master Fund are closed-end funds. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks — Closed-End Fund; Liquidity Risks.”

REPURCHASES OF SHARES BY THE FUND	No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally range from 5% to 20% of the net assets of the Master Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). The Fund will repurchase Shares at the net asset value per Share as of the repurchase date (or, if any such date is not a business day, on the immediately preceding business day). Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date. The first offer to repurchase Shares from Shareholders is expected to occur on or about September 30, 2014.

The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. The Fund’s Board of Trustees also serves as the Board of Trustees for the Master Fund and the Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Master Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Board of Trustees will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund’s repurchase offers will generally range from 5% to 20% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust.

The Master Fund is subject to certain Investment Funds’ initial lock-up periods beginning at the time of the Master Fund’s initial investment in an Investment Fund, during which the Master Fund may not withdraw its investment. In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds in late 2008/2009). During such periods, the Master Fund may not be able to liquidate its holdings in such Investment Funds in order to meet repurchase requests. In addition, should the Master Fund seek to liquidate its investment in an Investment Fund that maintains a side pocket or special purpose vehicle created for the purpose of holding illiquid assets (“SPV”), the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner. See “Repurchases and Transfers of Shares — No Right of Redemption” and “— Repurchases of Shares.”

SUMMARY OF TAXATION	The Fund expects to qualify, and to continue to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains.

The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary income to the Shareholder, except with respect to certain Investment Funds which issue reporting statements allowing capital gains to be passed through to the extent available. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Distribution Policy.”

Subchapter M imposes strict requirements for the diversification of a fund’s investments, the nature of a fund’s income and a fund’s distribution and timely reporting of income and gains. In order to satisfy these requirements, the Master Fund will generally invest its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). See “Tax Considerations.”

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

REPORTS TO SHAREHOLDERS	The Fund furnishes to Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund does not currently anticipate that potential delays in Investment Manager reporting will delay reports to Shareholders. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on at least a monthly basis regarding the Fund’s operations and performance during each month. The Fund’s fiscal year end is March 31.

TERM	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

RISK FACTORS	An investment in the Fund involves a high degree of risk. These risks include the following:

• investing in the Fund can result in loss of capital, up to the entire amount of a Shareholder’s investment

•     investing in a fund that has a limited operating history and whose Investment Managers with which the Master Fund invests, in some cases, may be newly organized with limited operating histories upon which to evaluate their performance

•     investing in a fund where the Investment Funds in which the Master Fund invests may invest their assets in securities for which trading activity may be dramatically impaired or cease at any time (whether due to general market turmoil, problems experienced by a single issuer or market sector or other factors)

•     investing in a fund whose performance depends upon the performance of the Investment Managers with which the Master Fund invests and selected strategies, the adherence by such Investment Managers to their selected strategies, the instruments used by such Investment Managers and the Adviser’s ability to select Investment Managers and strategies and effectively allocate Fund assets (via the Master Fund) among them

•     investing in a fund that invests in the Master Fund, which may borrow money (i.e., incur leverage) to make investments in Investment Funds and/or incur leveraged exposure via the use of derivatives, which may increase the volatility of the Master Fund

•     investing in a fund whose underlying Investment Funds may also incur leverage (whether via borrowing money or utilizing derivatives) for investment or other purposes, which may increase the volatility of the Investment Funds

•     investing in a fund where the Investment Managers with which the Master Fund invests may sell securities held by Investment Funds short, which involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short

•     investing in a fund where the underlying Investment Funds’ investment activities may be adversely affected by regulatory changes and/or restrictions (such as those relating to short selling) that may be imposed at any time

•     investing in a fund where the Investment Managers with which the Master Fund invests may invest the Investment Funds’ assets in securities of non-U.S. issuers, including those located in emerging markets, and where the Master Fund may invest in

Investment Funds that may be denominated in non-U.S. currencies, thus exposing the Master Fund, (and thus the Fund and the Shareholders) to various risks that may not be applicable to U.S. securities

•     investing in a fund where the Investment Managers with which the Master Fund invests may change their investment strategies (i.e., may experience style drift) at any time

•     investing in a fund where the Investment Managers with which the Master Fund invests may invest the Investment Funds’ assets in restricted and illiquid securities

•     investing in a fund where the Investment Managers with which the Master Fund invests may invest the Investment Funds’ assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements

•     investing in a fund where the Investment Managers may charge investors in the Investment Funds, such as the Master Fund (and indirectly the Fund), asset-based fees, typically 1-2% of net assets annually, and incentive fees/allocations of generally 10%-20% of an Investment Fund’s net profits earned, which incentive fees/allocations may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees

•     investing in a fund where an Investment Manager with which the Master Fund invests may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Master Fund and the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries

•     investing in a fund where an Investment Fund’s assets may be invested in a limited number of securities, which may subject the Investment Fund, and thus the Master Fund and the Fund, to greater risk and volatility than if investments had been made in a larger number of securities

•     investing in illiquid securities of an unlisted closed-end fund, which are not listed on any securities exchange or traded in any other market and are subject to substantial restrictions on transfer

•     investing in a fund where the Investment Managers with which the Master Fund invests may use derivatives for hedging and non-hedging purposes of the Investment Funds

•     investing in a fund where the Investment Funds’ returns may exhibit greater correlations among each other and/or with fixed income or equity indices than anticipated by the Adviser, especially during times of general market turmoil such as that experienced during late 2008/2009

•     investing in a fund that has Selling Agents and invests in the Master Fund that has an Adviser and Investment Managers who may have conflicts of interest with each other and with Selling Agents

•     investing in a fund whose shareholders may not collectively own enough shares of the Master Fund to control the Master Fund, as the Master Fund’s other shareholders may also vote on Master Fund matters

•     investing in a non-diversified fund that may allocate a higher percentage of its assets to the securities of any one issuer than if it were a diversified fund

•     investing in a fund that intends to qualify as a RIC under the Code and may be subject to tax liabilities if it fails to so qualify

•     investing in a fund that will be subject to certain risks associated with its strategy of indirectly investing (via the Master Fund) in passive foreign investment companies (“PFICs”)

•     investing in a fund that is subject to, and indirectly invests (via the Master Fund) in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or hedge funds such as the Investment Funds in particular

Because the Fund invests indirectly in Investment Funds, investors are subject to additional risks, including:

•     investing in a fund whose underlying Investment Funds (via the Master Fund) will not be registered as investment companies under the 1940 Act, and, therefore, the Fund, and thus the Shareholders, as indirect investors in such Investment Funds, will not be able to avail themselves of 1940 Act protections

•     investing in a fund whose investors may not have complete information about the Investment Funds in which the Master Fund invests or Investment Managers, and who will have no recourse against Investment Funds in which the Master Fund invests or their Investment Managers

•     investing in a fund whose investments in certain underlying Investment Funds may be subject to initial lock-up periods during which the Master Fund may not withdraw its investment

•     investing in a fund where certain underlying Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time, possibly requiring the Master Fund and the Fund to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner

•     investing in a fund that may not be able to invest indirectly (via the Master Fund) in certain Investment Funds that are oversubscribed or closed or that may only be able to allocate (through the Master Fund) a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity

•     investing in a fund whose investors will bear the operating expenses of the Fund, as well as two layers of asset-based fees and expenses—one at the Master Fund level and one at the Investment Fund level—and incentive fees/allocations at the Investment Fund level

•     investing in a fund that may at times have a negative return, but that may at the same time (as an indirect investor (via the Master Fund) in an underlying Investment Fund) be compensating the Investment Manager of the relevant Investment Fund in which the Master Fund invests for the positive performance of the relevant Investment Fund, in the form of asset-based fees, incentive fees/allocations and other expenses

•     investing in a fund where the Investment Managers with which the Master Fund invests make investment decisions independent of the Adviser and each other, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performance

•     investing in a fund many of whose assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate;

•     investing in a fund that indirectly invests (through the Master Fund) in Investment Funds that may hold a portion of their assets in “side pockets” or “SPVs” (i.e., a sub-account or separate vehicle established by an Investment Fund in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the other assets of the Investment Fund until some type of realization event occurs), which may further restrict the liquidity of the Master Fund’s investments in such Investment Funds, and thus the Shareholders’ investments in the Fund

•     investing in a fund that, upon its redemption of all or a portion of its indirect interest (through the Master Fund) in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value

•     investing in a fund that may not be able to vote to the fullest extent on matters that require the approval of the investors of an underlying (via the Master Fund) Investment Fund, including a matter that could adversely affect the Fund’s indirect investment (through the Master Fund) in such an Investment Fund

•     investing in a fund that indirectly invests (through the Master Fund) in Investment Funds which may have operational weaknesses or other problems that may not be detected by the Adviser’s due diligence conducted on the Investment Funds and their Investment Managers

•     investing in a fund whose Master Fund invests in Investment Funds located outside of the U.S. and thus may be subject to withholding taxes in such jurisdictions, which may reduce the Master Fund’s, and thus indirectly the Fund’s and the Shareholders’, return

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Types of Investments and Related Risks.”

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund and the Master Fund expect to incur and that Shareholders can expect to bear directly or indirectly.

To make an investment in the Fund, a prospective investor must open a brokerage account with a Selling Agent. Any costs associated with opening such an account are not reflected in the following table or the Examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount)[1]	3.00%
Maximum redemption fee	None

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)
Management Fee[2]	0.90%
Distribution and/or Services (12b-1) Fees	0.85%
Acquired Fund Fees and Expenses[3]	6.67%
Other Expenses [4]	0.66%
Total Annual Fund Expenses	9.08%
Less Fee Waiver and Expense Reimbursement[5]	0.06%
Annual Net Expenses	9.02%

EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $1,000 investment, assuming a 5% annual return:†

1 year††	3 years††	5 years††	10 years††
$116	$278	$427	$750

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

†	On an investment of $25,000 the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $25,000 investment, assuming a 5% annual return:

1 year††	3 years††	5 years††	10 years††
$2,893	$6,938	$10,672	$18,753

††	Expenses reflect the initial term of a fee waiver and expense reimbursement agreement on the part of the Adviser, as set forth below.
[1]	Generally, the minimum initial investment by an investor in the Fund is $25,000, which minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to 3% of the Investor’s subscription. The table assumes the maximum sales load is charged.

A Selling Agent may, in its discretion, waive the sales load for certain investors. See “Plan of Distribution.”

[2]	This fee is paid to the Adviser at the Master Fund level.
[3]	The Acquired Fund Fees and Expenses include the operating expenses, trading expenses and performance-based incentive fees/allocations of the Investment Funds in which the Master Fund plans to invest. The operating expenses consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. The trading expenses primarily consist of interest and dividend expenses and brokerage commissions, which are the byproduct of leveraging or hedging activities employed by the Investment Funds’ managers in order to enhance investor returns. The information used to determine the Acquired Fund Fees and Expenses is generally based on the most recent shareholder reports received from the respective Investment Funds or, when not available, from the most recent communication from the Investment Funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners in the form of management fees generally ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations are generally 10%-20% of net profits earned. Fees and expenses of Investment Funds are based on historic fees and expenses. Future Investment Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Investment Funds, which may fluctuate over time. See below for the breakdown of the Acquired Fund Fees and Expenses:

Operating Expenses	0.44%
Trading Expenses	2.22%
Management Fees	1.56%
Incentive Fees/Allocations	2.45%

Total Acquired Fund Fees and Expenses	6.67%

[4]	Estimated for the current fiscal year assuming ending Fund net assets at March 31, 2014 of $50 million. See “Fund Expenses.” Other Expenses include the Master Fund’s estimated expenses for the current fiscal year. Includes professional fees and other expenses, including, without limitation, the Fund’s Shareholder Servicing Fee, that the Fund will bear directly and indirectly through the Master Fund. See “Fund and Master Fund Expenses” and “Shareholder Servicing Fee.”
[5]

The Adviser has agreed to waive and/or reimburse expenses of both the Fund and the Master Fund (other than Acquired Fund Fees and Expenses (for the Master Fund only) and extraordinary expenses and the following investment related expenses: foreign country tax expense and interest expense on amounts borrowed by the Master Fund or the Fund) to the extent necessary in order to cap other expenses of each of the Master Fund and the Fund at 0.60% (which, for the Fund, includes other expenses of the Master Fund). The expense cap of the Master Fund and the Fund will be in effect until the termination of the Master Fund’s investment advisory agreement, the initial term of which is currently scheduled to terminate on

September 30, 2015. The Acquired Fund Fees and Expenses are not subject to the Master Fund’s (or the Fund’s) expense cap. “Extraordinary Expenses” are expenses incurred by the Master Fund or the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings and indemnification expenses. For a period of five years subsequent to the Master Fund’s or the Fund’s commencement of operations, the Adviser may recover from the Master Fund or the Fund expenses reimbursed during the prior three years if the Master Fund’s or the Fund’s other expenses, including the recovered expenses, falls below the expense cap.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses and Master Fund Expenses,” “Management Fee,” “Shareholder Servicing Fee,” and “Purchases of Shares.”

FI NANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this prospectus, no financial highlights are available.

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on June 21, 2013. The Fund intends to commence operations on or about the Initial Closing Date, as defined above. The Fund’s principal office is located at 25 DeForest Avenue, Summit, NJ 07901, and its telephone number is (908) 273-6321. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. Responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operation is vested in the individuals who serve on the Master Fund’s Board of Trustees. The same individuals serve on the Fund’s Board of Trustees and the Master Fund’s Board of Trustees. See “Management of the Fund and the Master Fund – Board of Trustees.”

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales loads paid by investors and net of the Fund’s fees and expenses, are generally invested by the Fund as of the first business day of the month following the Fund’s receipt of such proceeds in the Master Fund, a separate closed-end, non- diversified, management investment company with the same investment objective and strategies as the Fund.

The Fund expects that following receipt of the offering proceeds by the Master Fund, the Master Fund will invest such proceeds as soon as practicable (but not in excess of six months) after each subscription date, in accordance with the Fund’s and the Master Fund’s investment objective and strategies and consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Master Fund. See “Types of Investments and Related Risks — Risks of Fund of Hedge Funds Structure — Investment Managers May Have Limited Capacity to Manage Additional Master Fund Investments” for a discussion of certain limitations applicable to the Master Fund’s ability to make investments in Investment Funds. See also “Other Risks — Availability of Investment Opportunities” for a discussion of the timing of Investment Funds’ subscription activities, market conditions and other considerations relevant to the timing of the Master Fund’s investments generally.

The Master Fund will pay the Adviser the full amount of the Management Fee, to which the Fund and its Shareholders are indirectly subject, during any period prior to which any of the Master Fund’s assets (including any proceeds received by the Master Fund from the offering of the Fund’s Shares) are invested in Investment Funds.

STRUCTURE

The Fund seeks capital appreciation by investing substantially all of its assets in the Master Fund, a registered investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. The Master Fund has the same investment objective and strategies as the Fund. All investments are made at the Master Fund level. Thus, the Fund’s investment results will correspond directly to the investment results of the Master Fund. The investment objective of each of the Fund and the Master Fund is fundamental and may only be changed by the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or Master Fund, as applicable.

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled asset pools that may engage in a wide variety of investment strategies including, among others, leverage, short selling and derivative transactions. Investment Funds typically offer their securities privately without registration under the 1933 Act in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors. Investment Funds are excluded from the definition of “investment company,” and hence are not registered as investment companies, under the 1940 Act. The managers or investment advisers of these funds are usually compensated through both asset-based fees and incentive-based fees/allocations. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds due to certain requirements imposed by the 1940 Act and, with respect to those registered closed-end investment companies that qualify as RICs under the Code, Subchapter M of the Code. These registered companies often impose relatively modest minimum investment requirements (such as $2,000 or less) and publicly offer their shares to a broad range of investors, in contrast to the higher minimum investment amounts and limited range of investors which, as set forth above, characterize the offerings of private investment funds’ securities. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

The Fund is similar to a private investment fund in that, through its indirect investment in the Master Fund, the Fund is actively managed in a manner which provides exposure to alternative investment strategies, and Shares are sold in relatively large minimum denominations to high net worth individual and institutional investors. In addition, the Investment Managers are typically entitled to receive incentive-based compensation. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program. The structure of the Fund was designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an alternative investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of Eligible Investors faced by many of those funds.

INVESTMENT PROGRAM

Investment Objective

Through its investment in the Master Fund, the Fund seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by generating attractive long-term risk-adjusted returns as compared to those offered by traditional public equity and fixed income markets by investing substantially all its assets in investment funds, often referred to as hedge funds (“Investment Funds”), managed by unaffiliated third-party investment managers (“Investment Managers”) that specialize in a variety of investment strategies and types of investments. The Master Fund intends to diversify its investment exposure by investing in Investment Funds, which focus their investment in one of the following two ways: (i) by utilizing hedged investment strategies; and (ii) by investing in instruments that have equity-like risk and return, but which generally do not involve direct investment in a stock market. The hedging investment strategies include, but are not limited to, hedged credit, convertible arbitrage, long/short equity (low net exposure) and merger arbitrage. The non-market equity investments include, but are not limited to, distressed securities, mortgage-backed and other asset-backed instruments, high-yield debt instruments, private investments, corporate restructurings, post-reorganization equities, liquidations and fixed income instruments.

Strategies that seek to generate attractive long-term risk-adjusted returns as compared to those offered by traditional public equity and fixed income markets are some sometimes referred to as “alternative” investment strategies. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. “Traditional” investment companies are generally characterized by long-only investments and limits on the use of leverage. Because Investment Funds pursuing alternative investment strategies (whether hedged or unhedged) are often described as “hedge funds,” the Master Fund’s investment program can be broadly referred to as a fund of hedge funds.

In selecting Investment Funds, the Adviser does not follow a rigid asset allocation policy, but instead invests in a wide variety of Investment Funds managed by Investment Managers specializing in a wide variety of investment strategies. The Master Fund is designed not only to utilize Investment Managers whom the Adviser believes will enable the Fund to achieve its investment objective but also to deploy and redeploy investment capital within a range of investment strategies which the Adviser regards as likely to provide favorable profit opportunities in changing economic environments. The Adviser aims to generate attractive long-term risk-adjusted returns as compared to those offered by traditional public equity and fixed income markets.

Investment Philosophy

The Master Fund employs a “multi-manager” approach to invest in a wide variety of Investment Funds managed by Investment Managers specializing in a diversified selection of investment strategies. This approach gives Fund investors access to multiple investment strategies that, in aggregate, seek to generate attractive long-term risk-adjusted returns as compared to those offered by traditional public equity and fixed income markets.

The two primary methods the Master Fund employs in seeking to achieve its investment objective by investing in Investment Funds are hedged investing and diversification of investment exposure.

Hedged investing generally attempts to reduce or eliminate exposure to market risk. Most assets have two components to their price. One component depends on the level of the relevant market (the stock market for stocks and the bond market for bonds, etc.), and the other component depends on characteristics of the particular asset (such as how well a company is managed in comparison to similar companies in the same industry). In hedged investing, sometimes referred to as “low exposure” investing, judgments about the pricing relationship between securities are made, rather than judgments about the overall level or direction of markets. This type of strategy allows an Investment Manager to take a position that seeks to expose the Master Fund to non-market factors and potentially avoid exposure to some market factors. For example, a hedged investing transaction would be to own securities that an Investment Manager judges to be undervalued while also selling short assets that have a similar market risk. Typically the assets sold short would be assets that the Investment Manager judges to be overvalued, but the assets shorted could also be fairly valued. The important characteristic of the short position is that its price is driven to a large extent by the same market factor as the long position. Examples of market factors would be the U.S. stock market, as measured by a major index, for equity strategies in the U.S. and the U.S. bond markets, as measured by a major bond index, for fixed income strategies in the U.S. If an Investment Manager is able to correctly identify undervalued and overvalued instruments, and hedge properly, changes in the level of the market, barring extreme market movements, will likely not have a significant effect on the Investment Manager’s position, potentially allowing a market neutral hedging strategy to achieve capital appreciation in either up or down markets.

The Master Fund will seek to diversify its investment exposure by allocating assets to a variety of Investment Funds to seek to alter the pattern of returns and hence the volatility of its portfolio, pursuant to modern portfolio theory. For example, according to modern portfolio theory, if two assets have the same expected return but the return is earned in different time periods, an investor can combine the two assets in a portfolio with the result that the portfolio will have a more stable pattern of returns than would each asset viewed separately and still with the same expected return. The Master Fund intends to diversify its investment exposure by investing in Investment Funds which focus their investments in one of the following two ways: (i) by utilizing hedged investment strategies; and (ii) by investing in instruments that have equity-like risk and return, but which generally do not involve direct investment in a stock market (“non-market equity investments”). The hedging investment strategies, include, but are not limited to, hedged credit, convertible arbitrage, long/short equity (low net exposure) and merger arbitrage. The non-market equity investments include, but are not limited to, distressed securities, mortgage-backed and other asset-backed instruments, high-yield debt instruments, private investments, corporate restructurings, post-reorganization equities, liquidations and fixed income instruments. Non-market equity investments are not traditional long-term common stock investments, but they have risks similar to those of equity securities. With such securities, the holder can have a significant profit or loss depending on the movement of markets and of the securities itself. The principal attraction of these investments is that their movements are expected not to necessarily coincide with those of other equity investments. This low-correlation is designed to potentially provide reduced volatility of the Investment Funds and thus the Master Fund’s overall portfolio, without necessarily reducing the expected return of the Investment Funds, and thus the Master Fund.

Investment Strategies

The Adviser intends to invest the assets of the Master Fund in Investment Funds which employ diverse investment strategies and styles including, but not limited to, the following:

Credit & Special Situations – Credit strategies refer to any strategies that utilize credit related securities such as various fixed income instruments and derivative instruments such as credit default swaps. Common credit strategies include distressed investing and hedged credit. Distressed Securities strategies invest in companies affected by an adverse financial or operating situation such as bankruptcies, debt restructuring, over levered balance sheets, corporate reorganizations, poor operating results and the distressed sale of assets. An Investment Manager will invest in distressed securities believed to be selling at a price below the value of such securities after a reorganization or liquidation of the company. At times, the distressed Investment Manager may take an active role in creditor committees during the bankruptcy or reorganization process to work towards a favorable outcome for the securities being held. Depending on the Investment Manager’s style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock and/or warrants. Returns from Distressed Securities strategies are usually dependent on the outcome of the bankruptcy or reorganization process. Hedged credit strategies attempt to exploit pricing inefficiencies between similarly structured credit sensitive securities of different issuers. For example, although the bonds of two different companies may have comparable duration, coupon rates and credit ratings, one bond may trade at a premium to the other. Generally, credit instruments used may include loans, bonds and credit default swaps. A variety of hedging techniques are employed to reduce certain risks, including interest rate and credit risk. An Investment Manager would look to exploit the pricing discrepancy by buying the undervalued security and shorting the overvalued security, expecting to make a profit as the prices of the two securities begin to converge. Investment Managers employing a Special Situations strategy generally utilize distressed-type analysis in order to analyze companies that are not in bankruptcy but are undergoing other event driven transactions such as restructurings, turnarounds and spin-offs. In addition, the securities used in Special Situations strategies tend to be more liquid than those used by pure Distressed Securities Investment Managers.

Distressed Securities Arbitrage – Distressed securities arbitrage involves acquiring the securities or obligations of financially troubled companies at a discount, including those of companies involved in bankruptcy proceedings, reorganizations or liquidation, for the purpose of realizing a spread or gain upon the conclusion, success or perceived success of the bankruptcy proceedings, reorganizations or liquidations.

Capital Structure Arbitrage – Investment Managers employing capital structure arbitrage strategy invest both long and short in the securities within a given company’s capital structure. Investment Managers implementing this strategy often establish long positions in senior or secured debt instruments that trade at a discount to intrinsic value or close to fair value and establish simultaneous short positions in subordinated debt or equity securities deemed to be overvalued relative to the senior debt.

Flexible Long/Short Hedged Strategies – Hedged strategies maintain both long and short equity or debt positions in order to moderate risk exposure and simultaneously benefit from trends in an individual security, a market sector or the market as a whole. Hedged strategies may also involve the use of options, financial futures and other financial instruments or derivatives in implementing trading methodologies.

Convertible Securities Arbitrage – In convertible securities arbitrage, offsetting positions are taken in convertible securities and the equity or debt security into which the convertible securities can be converted, in an attempt to profit from price differentials between the two. Convertible securities include bonds, preferred stocks, options, warrants and other securities that may be converted, generally into common stock. Profit opportunities exist in such arbitrage strategies because the market periodically misprices certain convertible securities in relation to the underlying stock. Evaluating convertible securities involves a complex analysis of factors such as prevailing interest rates, dividend pay-out levels, the remaining length of the conversion period and the credit standing of the issuer.

Fundamental Equity Market Neutral – Certain Investment Funds have stock selection methods based on analytical and statistical analysis. They offer a relative value product by buying a diversified basket of stocks that the model selects as undervalued and selling short a diversified basket of stocks which the model selects as overvalued. The two baskets are chosen to maximize expected return and minimize expected risk. Since these are, at least to some extent, opposing goals, a compromise is necessary. Frequently, Investment Funds explicitly or implicitly attempt to maximize some function of these two variables, such as the Sharpe ratio ((expected return minus riskless rate)/(standard deviation of return)). Other Investment Funds employ similar strategies which are roughly market and sector neutral but make no attempt to eliminate all market or sector risk or to hedge individual positions against company risk.

Global Long/Short Equity – Long/Short Equity Investment Managers combine a portfolio of long equity positions with a portfolio of short equity positions. Long equity positions are expected to appreciate in value and short equity positions are expected to decrease in value. An Investment Manager can look to add value on both the long and short positions, or can simply use a short position to hedge market exposure by shorting a security or index which has a high degree of correlation to the portfolio’s long positions. Investment Managers may be anywhere from net long to net short depending on market conditions, and generally increase net exposure when markets are expected to rise and decrease net exposure when markets are expected to fall. Strategies are generally value oriented and may invest in equities across the market capitalization spectrum and across multiple countries and regions, including emerging markets. Investment Managers may take long positions in securities believed to be undervalued and may take short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Master Fund and the Fund may incur significant losses.

Mortgage Arbitrage – A mortgage arbitrage investment strategy focuses on mortgage-backed securities (“MBS”) and their related derivatives. Investment Managers typically take a long position on a MBS and short a government bond of similar maturity.

Merger or “Risk” Arbitrage – Merger arbitrage involves acquiring securities of companies, which are potentially subject to a merger, acquisition, exchange offer, tender offer or reorganization, with the expectation that profits will result from the spread between the price at which a position can be purchased – generally discounted primarily to reflect the possibility that the transaction may not occur – and the amount that will be realized when the transaction is consummated.

Event Driven, Multi-Strategy & Arbitrage – Event driven investing is also referred to as corporate life cycle investing and focuses on opportunities created by transactional events such as spin-offs, consolidations, mergers and acquisitions, liquidations, recapitalization, bankruptcies and other significant corporate transactions. Event driven strategies analyze these transactions in order to predict the outcome and commit capital in a way that benefits from that outcome. Event driven strategies are broad in scope and employ a diverse set of securities including common and preferred stock, debt securities, warrants, stubs and derivatives. More focused event driven type strategies include merger arbitrage, distressed securities and credit/special situations. The success of the strategy primarily relies on the accurate assessment of the outcome and timing of the transactions and the proper deployment of capital. Multi-strategy Investment Managers may engage in a variety of these investment strategies.

Emerging Markets – Emerging market investments include equity and debt instruments of companies located in developing countries worldwide, whose securities are traded on established securities markets, either offshore, or within the United States.

Private Investments – Private investment strategies involve purchasing common stock or securities convertible into common stock in unregistered private transactions or pursuant to offshore transactions. The securities purchased may be offered for sale by both U.S. issuers and non-U.S. issuers. Because the securities are illiquid, the investment strategy generally includes an exit strategy or other plan to create liquidity within a relatively short period of time following closing of the transaction. This is typically accomplished through an arrangement under which the issuer is required to register the common stock issued, or that is issuable upon conversion of the convertible securities, within an agreed-upon period of time following the private placement. Where restricted common stock is purchased directly, it typically will be purchased at a discount from the price at which shares of the common stock are then trading in the public markets. The convertible securities similarly are generally convertible into common stock at a discount from the price at which shares of the common stock are trading in the public market at the time of conversion. However, each position, while having an imbedded or anticipated discount, is still subject to the risk of a thin or nonexistent trading market and to risk of insolvency of the issuer.

Selection of Investment Funds and Investment Managers

The Adviser is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Board of Trustees. The Adviser employs a “multi-manager” approach and invests in a wide variety of Investment Funds managed by Investment Managers specializing in diversified selection of investment strategies. The Adviser attempts to select individual Investment Managers that offer a variety of different skills in an effort to further balance the Master Fund’s investment portfolio and achieve the Master Fund and the Fund’s investment objectives. The Adviser considers a number of factors in selecting Investment Managers, including the Investment Manager’s basic investment strategy and policies; reputation; prior performance; use of fundamental analysis and other analytical methods; use of leverage and other techniques; and trading acumen. On an ongoing basis, the Adviser conducts similar, periodic reviews with respect to Investment Funds in which the Master Fund has invested.

Investment Funds and Investment Managers will be chosen in a manner which, in the opinion of the Adviser, meets the objectives of the Master Fund and the Fund. The Adviser will seek to allocate the Master Fund’s assets among Investment Funds and Investment Managers so as to reduce risks associated with losses produced by such strategies and errors of the Investment Managers implementing them. Criteria for choosing an Investment Manager typically include, but are not limited to:

1.	the appropriateness of an Investment Fund’s strategy to the objectives of the Master Fund and the Fund;

2.	the risks of a strategy and the method used to implementing it;

3.	the amount of the Investment Manager’s own assets under management;

4.	the Investment Manager’s skill in implementing its strategy;

5.	the Investment Manager’s past experience, particularly during adverse market conditions;

6.	the Investment Manager’s reputation;

7.	the Investment Manager’s financial and risk controls;

8.	terms of the agreement between the Investment Manager and investors (including fees and allocation of profits and expenses, and rights to redeem);

9.	estimated capacity of the strategy (i.e. the amount of money which can be invested in the strategy or by the Investment Manager without increasing risk or reducing return to unacceptable levels);

10.	the willingness or ability of the Investment Manager to accept new investments; and

11.	whether the amount which the Master Fund wishes to invest is above the Investment Manager’s minimum investment at the time when the Master Fund has available funds and the Investment Manager can accept them.

The foregoing criteria reflect various factors, all or many of which may be present with respect to any particular investment. In addition, there may be other criteria that the Adviser may, from time to time, consider when making investment decisions.

The Adviser only considers Investment Funds that it deems to be sufficient to potentially compliment the Master Fund and the Fund’s investment strategies and objectives. The Adviser typically meets or converses with and performs initial due diligence on approximately 100-150 potential Investment Funds per year. The Adviser expects that it will find only a few of these potential Investment Funds to be sufficiently interesting to warrant further review after the initial analysis. For the few Investment Funds that the Adviser considers likely to generate superior, risk-adjusted returns consistent with the Master Fund and the Fund’s investment objectives, the Adviser then performs further due diligence. This due diligence process typically includes meetings with the Investment Manager to seek to understand the Investment Manager’s investment strategy, investment philosophy and portfolio construction procedures. Through this due diligence process, the Adviser seeks to identify the types of securities and other instruments held or techniques utilized and to confirm the presence of, and adherence to, an investment and risk control process. The due diligence process also typically includes quantitative analysis of the investment strategy, including an analysis of past performance history and risk factors. The few Investment Funds that satisfactorily pass the additional due diligence are then subjected to a final round of due diligence before the Adviser adds an Investment Fund to its list of approved Investment Funds for the Master Fund to potentially invest in at the Adviser’s discretion. The final due diligence generally involves an investigation or analysis of:

1.	the operational and legal structure of the Investment Fund;

2.	the background of the Investment Manager

3.	the Investment Manager’s fee structure;

4.	the depth and quality of the Investment Manager’s organization;

5.	the legal terms and conditions of the Investment Fund’s governing documents;

6.	the potential for developing and maintaining a long-term relationship with the Investment Manager; and

7.	the likely alignment of interests between the Investment Fund, its Investment Manager and the Master Fund.

The Adviser’s personnel have extensive experience and have evaluated numerous Investment Funds investing in a variety of instruments and utilizing various investment strategies. For a more complete description of the experience of the personnel of the Adviser who are principally responsible for the management of the Master Fund and the Fund, see “The Adviser.”

Oversight of Investment Managers

The Fund monitors Investment Managers and their Investment Funds on a regular basis. The Adviser generally speaks with Investment Managers on at least a quarterly basis, but often monthly, to review their performance and positioning and meets with the Investment Managers personally at least annually. Performance and risk is monitored and reviewed on an ongoing basis, with each Investment Manager and Investment Fund being compared to similar funds and the overall market. The Adviser also utilizes its investment acumen and extensive network of contacts in the industry to assist in evaluating certain events or trends, whether within a market sector or strategy or as to a particular Investment Fund or Investment Manager.

Traditional registered investment companies, such as mutual funds, generally are subject to significant regulatory restrictions in designing their own investment strategies relating to the use of leverage and the ability to sell securities short. As a registered investment company, the Master Fund and the Fund will be subject to such restrictions. By contrast, private, unregistered investment funds, such as the Investment Funds in which the Master Fund invests, are not subject to many of these limitations. The Adviser believes that the Master Fund’s strategy of investing substantially all of its assets in these types of Investment Funds creates opportunities to participate in alternative methods of investing that may earn attractive risk-adjusted returns.

The Adviser intends to invest the assets of the Master Fund in Investment Funds which employ alternative investment strategies. There can be no assurance that these strategies will be attractive at any particular time. The Adviser believes that a portfolio of Investment Funds pursuing alternative investment strategies may generate more attractive long-term risk-adjusted returns than would most traditional public equity and fixed income investment strategies.

Because alternative investment strategies may be risky, the Adviser believes it is prudent for the Master Fund to generally invest in these strategies through Investment Funds organized as vehicles providing limited liability to their investors. This structure limits the effect that losses incurred by any one Investment Fund will have on the assets of the Master Fund by limiting the Master Fund’s amount at risk to the amount invested in that Investment Fund.

Portfolio Construction

The Adviser allocates Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities, consistent with the objectives of the Master Fund. Allocation depends on the Adviser’s assessment of the likely risks and returns of various investment strategies that the Investment Funds utilize and the likely correlation among the Investment Funds under consideration. The Adviser generally seeks to invest substantially all of the Master Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive. The Adviser periodically reallocates the Master Fund’s investments among Investment Funds in order to increase the Fund’s expected risk-adjusted return, however in doing so it considers the Master Fund’s risk parameters in its decision-making process. There is no guarantee that the Fund or the Master Fund will be able to avoid substantial losses due to poor returns by an Investment Fund.

While each of the Master Fund and the Fund is a “non diversified” fund under the 1940 Act, the Adviser believes it is important to maintain a broad-based portfolio in order to reduce the effect on the Fund and Master Fund of losses or poor returns by any one Investment Fund. There is no guarantee, however, that either the Fund or the Master Fund will be able to avoid substantial losses due to poor returns by an Investment Fund. In addition, while each of the Master Fund and the Fund is a “non diversified” fund for purposes of the 1940 Act, each of the Master Fund and the Fund has elected, and intends to qualify, to be treated as a RIC under the Code. The Adviser limits Master Fund investments in any one Investment Fund to less than 5% of such Investment Fund’s outstanding voting securities. See “Types of Investments and Related Risks — Risks of Fund of Hedge Funds Structure — Investments in Non-Voting Stock; Inability to Vote.”

Investment Funds in which the Master Fund invests are not subject to the Master Fund’s investment restrictions and are generally not subject to any investment limitations under the 1940 Act or the Code. Accordingly, neither the Fund nor the Master Fund is entitled to the protections of the 1940 Act with respect to the Master Fund’s investments in Investment Funds. For example, the Investment Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Master Fund and the Fund. See “Other Risks—Legal and Regulatory Risks.”

In response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Master Fund may also make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares and pay Master Fund expenses.

Leverage

In general, the Master Fund does not anticipate that it will borrow money in connection with its investment activities, i.e. utilize leverage. However, the Master Fund anticipates that Investment Funds will routinely utilize leverage pursuant to their investment strategies.

The Master Fund, however, reserves the right to use leverage for certain operational purposes only, to the extent permitted by the 1940 Act. Specifically, the Master Fund may borrow money through a credit facility or other arrangements, to manage timing issues in connection with the acquisition of its investments (i.e., to provide the Master Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Master Fund’s receipt of redemption proceeds from one or more Investment Funds or the receipt of proceeds from the sale of additional Master Fund shares). The Master Fund also may borrow money to fund repurchase payments to Master Fund shareholders pending the receipt of redemption proceeds from one or more Investment Funds. The Fund does not intend to borrow money.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The Master Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the Asset Coverage Requirement. Accordingly, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Master Fund shares, and thus Shares (as hereinafter defined) of the Fund, may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced recently (particularly during late 2008/2009). In general, the use of leverage by Investment Funds or the Master Fund may increase the volatility of the Investment Funds or the Master Fund. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by Investment Funds.”

Risk Management and Monitoring of Investments

As noted above, unregistered investment funds typically have greater flexibility than traditional registered investment companies as to the types of securities the unregistered funds hold, the types of trading strategies used, and, in some cases, the extent to which leverage is used. The Investment Managers selected by the Master Fund have full discretion, without the Master Fund’s input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements or governing documents of the Investment Funds. The Investment Funds are generally not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S., large capitalization or small capitalization, or the investment discipline that they may employ, such as value or growth strategies or bottom-up or top-down analysis. These Investment Funds may invest and trade in a wide range of securities and other financial instruments and will pursue a wide variety of investment strategies and techniques for both hedging and non-hedging purposes. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. For a further discussion of the Fund’s principal investment strategies, see “Investment Program.” Although the Investment Funds will primarily invest and trade in equity and debt securities, they may also invest and trade in equity-related instruments, currencies, financial futures, debt-related instruments and any other instruments that are deemed appropriate by the relevant Investment Manager and permitted under the relevant Investment Fund’s governing documents. The Investment Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. The use of one or more of these techniques may be an integral part of the investment program of an Investment Fund and involves certain risks. The Investment Funds may use leverage, which also entails risk. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by Investment Funds.”

The Adviser monitors the risks of individual Investment Funds and of the portfolio in the aggregate. The primary goal of this process with respect to individual Investment Funds is to determine the degree to which the Investment Funds are performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Master Fund’s assets among those Investment Funds. With respect to aggregate portfolio monitoring, the Adviser endeavors to monitor, to the best of its ability, the Master Fund’s aggregate exposures to various risks. The Adviser may also use futures, options, swaps or other instruments in order to manage risk in the Master Fund’s portfolio, subject to certain limitations contained in the 1940 Act. Such derivatives may be based on various underlying instruments, including Investment Funds, individual securities, securities indices or interest rates. Such derivatives entail certain risks. The Adviser may also invest in underlying Investment Funds that pursue “tail risk hedging” strategies. See “Types of Investments and Related Risks — Special Investment Instruments and Techniques.”

The Adviser monitors the operation and performance of an Investment Fund as frequently as the Adviser believes is appropriate in light of the strategy followed by the Investment Manager and prevailing market conditions. The Adviser solicits such information from the Investment Manager and other sources, such as third party service providers, that the Adviser deems necessary to properly assess the relative success or failure of an Investment Fund. The Adviser conducts reviews with Investment Managers and the Adviser’s network and analyzes a variety of data. Changes in leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors may be monitored, as appropriate and to the extent the information is available to the Adviser.

Based on the Adviser’s assessment of factors such as (i) the degree to which the Investment Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Investment Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objectives of the Master Fund, the Adviser may periodically adjust the Master Fund’s allocations among Investment Funds.

The Master Fund’s investment program entails substantial risks. There can be no assurances that the investment objectives of the Master Fund (including its risk monitoring goals) will be achieved, and results may vary substantially over time. Risk due diligence, measurement and monitoring is dependent on access to the portfolios and risk management systems (if any) of the Investment Funds. While the Adviser endeavors to obtain as much access (whether direct or indirect through risk measurement services or other third parties) as possible to the portfolios and risk management systems (if any) of the Investment Funds (both prior to investing the Master Fund’s assets in such Investment Funds and on an ongoing basis after making such investments), there is no assurance that the Adviser will be able to obtain full access to this data. To the extent the Adviser knows that such data is unavailable, the Adviser will estimate the applicable risks to the best of its ability, but there can be no assurance that the Adviser will be successful in recognizing all applicable risks or reducing them. The Master Fund may consider it appropriate, subject to applicable laws and regulations, to utilize options, swaps, other derivative instruments for hedging purposes or leverage for operational purposes in the Master Fund’s investment program. Such investment techniques may be unsuccessful and therefore may substantially increase the adverse impact to the Master Fund’s investment portfolio, and thus to the Fund. See “Types of Investments and Related Risks — Special Investment Instruments and Techniques.”

TYPES OF INVESTMENTS AND RELATED RISKS

General

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which the Master Fund invests. Discussed below are the investments generally made by Investment Funds and, where applicable, the Master Fund directly, and the principal risks that the Adviser, the Master Fund and the Fund believe are associated with those investments. These risks will, in turn, have an effect on the Fund through its investment in the Master Fund. The Master Fund invests substantially all its assets in Investment Funds. The Master Fund’s direct investments generally are limited to derivative investments to for hedging purposes. Additionally, in response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed income securities, money market instruments and unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Master Fund may also make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of the Master Fund’s shares and pay Master Fund expenses. When the Master Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Investment Related Risks

Market Risks. The success of any investment activity is affected by general economic conditions, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets for both equities and interest-sensitive securities. Unexpected volatility or illiquidity in the markets in which the Master Fund (directly or indirectly) holds positions could impair the Master Fund’s, and therefore the Fund’s, ability to carry on its business or cause it to incur losses. The profitability of a significant portion of the Master Fund’s investment program may depend to a great extent upon correctly assessing the future course of price movements of stocks and bonds. There can be no assurance that the Investment Managers will be able to predict those price movements accurately,

Volatility of Financial Markets; Risks of Certain Investment Strategies. In recent years, the financial markets evidenced an exceptional level of volatility. While the trading strategy of certain Investment Managers seeks to exploit such volatility, heightened volatility could disrupt the investment strategy of such Investment Manager, decrease the value of the Master Fund’s portfolio and adversely impact its profitability and the profitability of the Fund. If an Investment Manager’s evaluation of an investment opportunity should prove incorrect, the Fund could experience losses as a result of a decline in the market value of securities in which an Investment Fund holds a long position, or an increase in the value of securities in which an Investment Fund holds a short position. The risk management techniques that may be utilized by the Investment Managers will not provide any assurance that the Fund will not be exposed to a risk of significant investment losses. The Investment Managers’ investment programs may utilize such investment techniques as margin transactions, short sales, leverage, and options on securities, forwards and futures (subject to applicable regulatory requirements) which practices can, in certain circumstances, increase the adverse impact to which the Fund may be subject. The timing of such adverse impacts cannot be predicted and may result in substantial volatility in the performance of the Fund.

Investment Funds are subject to the risk that trading activity in securities in which the Investment Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or a market sector or other factors. If trading in particular securities or classes of securities is impaired, it may be difficult for an Investment Fund to properly value any of its assets represented by such securities. For additional valuation risks to which Investment Funds may be subject, see “Types of Investments and Related Risks — Risks of Fund of Hedge Funds Structure — Valuation.”

The deterioration of the credit markets in late 2007 and continuing for several years afterwards generally caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector during late 2008/2009 resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign. Until more recently, continued weakness in the U.S. housing market, questions about the strength and sustainability of the U.S. economic recovery, concerns about the growing federal debt and the European sovereign debt and banking crisis, were factors which continued to concern the financial markets and create volatility. As some of these factors are not completely resolved today, it is possible that they will continue to cause market volatility in the future.

The Master Fund may invest in Investment Funds that have exposure to the securities of financial services companies. In connection with the deterioration of the credit markets in late 2007 and the acute financial crisis in 2008/2009, numerous financial services companies experienced substantial declines in the valuations of their assets, action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions caused the securities of many financial services companies to experience a dramatic decline in value. Certain financial companies avoided collapse due to intervention by the U.S. regulatory authorities, but such interventions often do not avert a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets were particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether these conditions will recur or for how long they may continue. Moreover, legal or regulatory changes applicable to financial services companies may adversely affect such companies’ ability to return to previous levels of profitability. See “Other Risks — Legal and Regulatory Risks.”

In addition, the market turmoil discussed above and weakened position of many financial services companies forced many such companies to reduce or terminate the credit they extended to hedge funds, which in turn forced many hedge funds to “deleverage” by selling large portions of their investments in a fairly short period of time. If similar conditions recur and an Investment Fund is required to deleverage in such fashion, its returns will likely be substantially reduced, and it may be forced to liquidate entirely if it cannot cover its outstanding indebtedness. See “Types of Investment and Related Risks — Investment Related Risks — Leverage Utilized by Investment Funds.”

General Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that the Master Fund’s investment activities will be successful or that Shareholders will not suffer losses. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Investment Manager of such Investment Fund is increased. Following below are some of the more significant specific risks that the Adviser and the Fund believe are associated with the Investment Funds’ styles of investing:

Equity Securities. Investment Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See “Non-U.S. Securities.” Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. See “Smaller Capitalization Issuers.”

Growth Investing. Certain Investment Funds invest in “growth” stocks. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Investing. Certain Investment Funds invest in “value” stocks. An Investment Manager to an Investment Fund may be wrong in its assessment of a company’s value and the stocks the Investment Fund holds may not reach what the Investment Manager believes are their full values. A particular risk of an Investment Fund’s value approach is that some holdings may not recover and provide the capital appreciation anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Investment Fund’s relative performance may suffer.

Bonds and Other Fixed Income Securities. Investment Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Distressed Securities. The Investment Funds in which the Master Fund may invest may purchase equity and debt securities and other obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These issuers may be in weak financial condition, experiencing poor operating results, having substantial capital needs or a negative net worth, or facing special competitive or product obsolescence problems. Investments of this type may involve substantial financial and business risks that can result in substantial, or at times even total, losses. Under such circumstances, the returns generated from the Master Fund’s investments may not compensate the Shareholders adequately for the risks assumed.

Acquired investments may include senior or subordinated debt securities, bank loans, promissory notes and other evidences of indebtedness, as well as payables to trade creditors. Although such purchases may result in significant returns to the Master Fund and the Fund, they involve a substantial degree of risk and may not show any return for a considerable period of time. In fact, many of these securities and investments ordinarily remain unpaid while the company is in bankruptcy and may not ultimately be paid unless and until the company reorganizes and/or emerges from bankruptcy proceedings. As a result, such securities may have to be held for an extended period of time.

In the event that Investment Funds acquire loans and other assets that are distressed or non-performing, it may be necessary for the Investment Manager to restructure the obligation, or foreclose on a mortgage or security interest and sell the collateral in order to realize value. There are a variety of risks associated with such strategy including (i) an inability to successfully restructure the loan or other obligation, (ii) even if restructured, the obligor’s financial condition may continue to worsen, leading to a new default on the restructured obligation, (iii) litigation risks, and (iv) bankruptcy risks, including unpredictability, delays and costs associated with a bankruptcy.

The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial distress is high. There is no assurance that the Investment Managers will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims.

If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which an Investment Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Fund to which such payments were made.

The Fund does not anticipate that Investment Funds will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other party from which the Investment Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Investment Fund.

The administrative costs incurred in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds thereof, which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.

The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may be necessary for some of the assets acquired by the Investment Funds to be held for a significant period of time in order to realize a profit. The investment thesis for acquiring such assets is that they are trading at distressed levels that do not accurately reflect the risk or intrinsic value of the asset and that they will recover a significant portion of their value as conditions in the credit markets normalize. There can be no assurances that this will be the case or how long it will take for conditions in the credit markets to materially improve. In fact, conditions may continue to worsen before they improve.

Securities issued by distressed companies may have a limited trading market, resulting in limited liquidity. As a result, Investment Managers may have difficulties in valuing or liquidating positions.

High Yield Securities. Investment Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as junk bonds) and may invest in unrated fixed income securities. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Investment Funds could lose their entire investment. The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, Investment Funds may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.

Preferred Securities. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Short Sales. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

An Investment Fund may make “short sales against-the-box,” in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing-out short sales against-the-box.

On September 19, 2008, in response to spreading turmoil in the financial markets, the Securities and Exchange Commission (the “SEC”) temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. Various international regulatory bodies, including the United Kingdom’s Financial Services Authority, also promulgated restrictions on short selling at that time. The SEC’s temporary ban on short selling of such stocks has since expired, but similar restrictions and/or additional disclosure requirements may be promulgated at any time. Restrictions on the short sale of the securities of financial services companies based in the European Union are now subject to certain regulatory restrictions, with some local regulators imposing their own additional restrictions. If Investment Funds are subjected to such new restrictions, they may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of Investment Funds to execute their investment strategies generally, especially if short selling is a fundamental element of their strategies. The SEC has subsequently adopted amendments to Regulation SHO under the Securities Exchange Act of 1934 that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day (“a short sale-related circuit breaker”). See “Types of Investments and Related Risks — Other Risks — Legal and Regulatory Risks.”

Mortgage-Backed Securities. Investment Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from those of traditional debt securities.

Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

The Investment Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Investment Fund. So-called “subprime” mortgages (mortgage loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages) have experienced higher rates of delinquency, and such delinquencies increased dramatically since 2007. These increased mortgage delinquencies adversely impacted the market for mortgage-backed securities generally (including derivatives or other instruments linked to the value of such securities) for a substantial length of time and led to turmoil in the credit markets generally. In particular, holders of mortgage-backed securities have experienced great difficulty in valuing such securities in light of the dramatically reduced market for mortgage-backed securities. See “Types of Investments and Related Risks — Risks of Fund of Hedge Funds Structure — Valuation.”

In addition, in connection with the deterioration of the housing and credit markets which began in late 2007 and persisted for several years afterward, certain mortgage originators and servicers became subject to preliminary injunctions or relief, or other adverse actions brought by borrowers, regulators and other governmental authorities. Such actions included requirements to provide loan modifications against the interests of other parties. If such injunctions and other proceedings and actions restrict the applicable servicer’s ability to service the mortgage loans in accordance with the related transaction documents, including the servicer’s ability to exercise remedies with respect to defaulted mortgage loans, delinquencies and losses are likely to be higher than would otherwise be the case, and amounts received with respect to the mortgage loans could be reduced.

Further, in the wake of such events, certain mechanisms used to facilitate the securitization of mortgages (such as the Mortgage Electronic Registration System) also came under scrutiny, particularly in the context of home foreclosures. In addition, state and U.S. federal authorities and homeowners facing foreclosure have alleged that there may have been widespread shortcomings in the documentation of transfers of mortgages into securitization trusts. Ongoing uncertainty about the validity of mortgage transfers or the ability to foreclose on the properties securing such transferred mortgages has had an adverse impact on both the value of MBS generally and on the equity of the originators of the underlying mortgages, and may continue to do so.

Other Asset Backed Securities, Including Collateralized Loan Obligations. The Investment Funds may invest in other asset backed securities, including collateralized loan obligations (“CLOs”) and student loans. CLO collateral may consist of residential mortgage-backed securities, commercial mortgage-backed securities, other asset backed securities, other high-yield debt securities, loans and other instruments, which often are rated below investment grade (or of equivalent credit quality). The value of CLO’s owned generally will fluctuate with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CLO, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of the CLOs must rely solely on distributions on the CLO collateral or proceeds thereof for payment in respect thereof. If distributions on the CLO collateral are insufficient to make payments on the CLOs, no other assets will be available for payment of the deficiency and following realization of a CLO’s collateral, the obligations of such issuer to pay such deficiency generally will be extinguished.

Purchasers of loans are predominantly commercial banks, hedge funds, mutual funds and investment banks. As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to, for instance, the high-yield debt market.

Relative Value Strategies. The success of certain of the Investment Funds’ relative value investing is dependent on the relevant Investment Funds’ ability to exploit relative mispricings among interrelated instruments. Although relative value positions are considered to have a lower risk profile than directional investments as the former attempt to exploit price differentials rather than overall price movements, relative value strategies are by no means without risk. Mispricings, even if correctly identified, may not converge within the time frame within which such Investment Managers maintain their positions. Even “riskless” arbitrage — which is rare — can result in significant losses if the arbitrage cannot be sustained (due, for example, to margin calls) until expiration. Such Investment Funds’ relative value strategies are subject to the risks of disruptions in historical price relationships, the restricted availability of credit and the obsolescence or inaccuracy of its or third-party valuation models. Market disruptions may also force such Investment Managers to close out one or more positions. Such disruptions have in the past resulted in substantial losses for investment funds employing relative value strategies.

A major component of certain of the Investment Funds’ relative value investing involves spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss may occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably and, due to the leveraged nature of an Investment Fund’s investing, result in increased losses.

In recent market conditions, the profitability of relative value investing has been materially reduced — in part due to the number of market participants seeking to exploit the same perceived mispricings.

Event Driven Investing. Event driven strategies analyze various transactions in order to predict a likely outcome and commit capital in a way that benefits from that outcome. Event driven strategies are broad in scope and employ a diverse set of securities including common and preferred stock, debt securities, warrants, stubs and derivatives. Appreciation in the value of such securities may be contingent upon the occurrence of certain events, such as a successful reorganization or merger. If the expected event does not occur, the Investment Fund may incur a loss on the investments. There can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

Commodities. Commodities are assets that have tangible properties. Major categories include agricultural products (e.g., wheat, cattle), energy products (e.g., oil, gasoline), metals (e.g., gold, aluminum), and “soft” products (e.g., sugar, coffee, cocoa, cotton). Commodities can be traded on a “spot” basis (i.e., price for immediate delivery) or on a “futures” basis (i.e., price for delivery at a specified future date). Most commodity investments involve buying or selling futures rather than transacting in the spot market. A rise in price of a particular commodity will generally cause the price of the futures to rise, benefiting a futures buyer. Similarly, a decline in price will benefit a futures seller. The Master Fund may seek to invest with Investment Managers who engage in commodity futures trading. In addition, Investment Funds may seek to invest directly in commodities through strategies that purchase or sell commodity futures as permitted by applicable law.

Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading, and because a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the “daily limit.” Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Investment Funds are willing to effect trades at or within the limit, which may hinder the ability of the Investment Funds to trade.

Energy/Natural Resources Investing. The production and marketing of commodities, energy and natural resources may be affected by actions and changes in governments. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets, as well as changes in demand due to international economic conditions. In addition, some such companies also may be subject to the risks of mining and oil drilling, and the risks of other hazards, such as fire, drought, and increased regulatory and environmental costs.

Real Estate. Investing in real estate, including real estate investment trusts (“REITs”) may subject an Investment Fund to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that an Investment Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs also may be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.

Non-U.S. Securities. An Investment Fund may invest in non-U.S. securities denominated in non-U.S. currencies and/or traded outside of the United States. Such investments require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, impositions of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation, and economic or political instability in foreign nations.

There may be less publicly available information about certain foreign companies than there would be in the case of comparable companies in the United States. Certain foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of United States companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable United States companies. In addition, settlement of trades in some non-U.S. markets is much slower and more susceptible to failure than in U.S. markets.

The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors.

Other risks of investing in non-U.S. securities include the following:

Non-U.S. Exchanges. An Investment Fund may trade, directly or indirectly, futures and securities on exchanges located outside of the United States. Some non-U.S. exchanges, in contrast to U.S. exchanges, are “principal’s markets” in which performance is solely the individual member’s responsibility with whom the Investment Fund has entered into a commodity contract and not that of an exchange or clearinghouse, if any. In the case of trading on non-U.S. exchanges, an Investment Fund will be subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to contracts. Moreover, since there is generally less government supervision and regulation of non-U.S. exchanges, clearinghouses and clearing firms than in the United States, an Investment Fund is also subject to the risk of the failure of the exchanges on which its positions trade or of their clearinghouses or clearing firms, and there may be a high risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Non-U.S. Government Securities. An Investment Fund’s non-U.S. investments may include debt securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities and supranational entities. An Investment Fund may invest in debt securities issued by certain “supranational” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. An example of a supranational entity is the International Bank for Reconstruction and Development (commonly referred to as the “World Bank”).

Investment in sovereign debt of non-U.S. governments can involve a high degree of risk, including additional risks not present in debt obligations of corporate issues and the U.S. government.

The issuer of the debt or the government authority that controls the repayment of sovereign debt may be unable or unwilling to repay the principal and/or interest when due in accordance with the terms of the debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s or governmental entity’s willingness or ability to repay principal and/or interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s or governmental entity’s policy toward international lenders, such as the International Monetary Fund, the political constraints to which a governmental entity may be subject, and changes in governments and political systems. At certain times, certain countries (particularly emerging market countries) have declared moratoria on the payment of principal and interest on external debt. Governmental entities may also depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Investment Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Currencies. One or more Investment Funds may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. To the extent unhedged, the value of such Investment Fund’s assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Investment Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of securities denominated in currencies other than the U.S. dollar and held by the Investment Fund in such securities’ respective local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the non-U.S. dollar securities of the Master Fund or such Investment Fund. In addition, some governments from time to time impose restrictions intended to prevent capital flight, which may for example involve punitive taxation (including high withholding taxes) on certain securities transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate the local currency.

An Investment Fund may also incur costs in connection with conversion between various currencies. In addition, certain Investment Funds may be denominated in non U.S. currencies. Subscription amounts contributed by the Master Fund for investment in such an Investment Fund will be converted immediately by the relevant Investment Manager from U.S. Dollars into the applicable foreign currency at the then applicable exchange rate determined by and available to the Investment Manager. In certain cases, depending on the applicable circumstances, the exchange rate obtained by the Investment Manager may be less advantageous to the Master Fund than other rates available to the Master Fund directly.

An Investment Fund may utilize currency forward contracts and options to hedge against currency fluctuations. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on a individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals that deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. In respect of such trading, an Investment Fund is subject to the risk of counterparty failure or the inability or refusal by a counterparty to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to an Investment Fund.

European Economic Risk. European financial markets have recently experienced volatility and have been adversely affected by concerns about rising government debt levels, credit rating downgrades, and possible default on or restructuring of government debt. These events have affected the value and exchange rate of the euro. Investing in euro-denominated (or other European currency-denominated) securities also entails the risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. The governments of several member countries of the European Union (“EU”) have experienced large public budget deficits, which have adversely affected the sovereign debt issued by those countries and may ultimately lead to declines in the value of the euro. It is possible that EU member countries that have already adopted the euro could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro would likely have an extremely destabilizing effect on all eurozone countries and their economies and a negative effect the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Master Fund Borrowings. In general, the Master Fund does not anticipate that it will borrow money in connection with its investment activities, i.e. utilize leverage.

The Master Fund, however, reserves the right to use leverage for certain operational purposes only, to the extent permitted by the 1940 Act. Specifically, the Master Fund may borrow money through a credit facility or other arrangements, to manage timing issues in connection with the acquisition of its investments (i.e., to provide the Master Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Master Fund’s receipt of redemption proceeds from one or more Investment Funds or the receipt of proceeds from the sale of additional Master Fund shares). The Master Fund also may borrow money to fund repurchase payments to Master Fund shareholders pending the receipt of redemption proceeds from one or more Investment Funds. The Fund does not intend to borrow money. See “Investment Program—Leverage.”

The use of leverage is speculative and involves certain risks. The Master Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Master Fund may terminate or refuse to renew any credit facility into which the Master Fund has entered. If the Master Fund is unable to access additional credit, it may be forced to redeem investments in Investment Funds at inopportune times (or may be unable to make investments in Investment Funds at opportune times), which may further depress the returns of the Master Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one-third of the value of its total assets (including the indebtedness). The Master Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Leverage Utilized by Investment Funds. The Master Fund anticipates that Investment Funds will routinely utilize leverage pursuant to their investment strategies. Specifically, some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. Investment Funds that utilize leverage are subject to the same risks as the Master Fund with respect to its use of leverage as set forth above, and may also be subject to the following additional risks: Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security’s value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. In the event that an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. In the market tumult during late 2008, numerous hedge funds faced margin calls and were required to sell large portions of their investments in rapid fashion so as to meet these calls. In addition, the ongoing market turmoil and weakened position of many financial services companies have forced many such companies to reduce or terminate the credit they have extended to hedge funds, which has in turn forced many hedge funds to deleverage in similar fashion. A substantial number of hedge funds have been forced to liquidate as a result. If an Investment Fund is required to deleverage in such fashion, its returns will likely be substantially reduced, and it may be forced to liquidate entirely if it cannot meet its margin calls or otherwise cover its outstanding indebtedness. In addition, legal and regulatory changes applicable to hedge funds and/or financial services companies generally may either force Investment Funds to deleverage or otherwise limit their ability to utilize leverage. See “Other Risks — Legal and Regulatory Risks.”

The Asset Coverage Requirement does not apply to Investment Funds. Accordingly, the Master Fund’s portfolio may be exposed to the risk of leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be greater.

In seeking “leveraged” market exposure in certain investments and in attempting to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that may involve leveraged exposure and may, in some cases, involve significant risks of loss, especially in highly volatile market conditions such as those currently being experienced.

Small and Medium Capitalization Issuers. Certain Investment Funds may invest in the securities of companies with small- to medium-sized capitalizations. While the securities of such companies often provide significant potential for appreciation, smaller-capitalization securities involve higher risks in some respects than do investments in the securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than that for larger, “blue-chip” companies. In addition, due to thin trading in some small-capitalization securities, an investment in such securities may be relatively illiquid.

Non-Diversified Status. Each of the Fund and the Master Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s and the Master Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while each of the Fund and the Master Fund is a “non-diversified” fund for purposes of the 1940 Act, each of the Fund and the Master Fund has elected, and intends to qualify, to be treated as a RIC under the Code. To qualify as a RIC under the Code, each of the Fund and the Master Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the assets of each of the Fund and the Master Fund is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of each of the Fund and the Master Fund and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the total assets of each of the Fund and the Master Fund is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that each of the Fund and the Master Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” In addition, the Adviser typically endeavors to limit investments in any one Investment Fund to no more than 7.5% of the Master Fund’s gross assets (measured at the time of purchase), and to limit investments in any one Investment Manager to no more than 10% of the Master Fund’s gross assets (measured at the time of purchase). Each of the Fund and the Master Fund intends to distribute at least annually all or substantially all of its net investment income as dividends to its shareholders; however, this policy may be changed at any time by each of the Fund and the Master Fund.

Bank Loans. The investment program of Investment Funds in which the Master Fund invests may include investments in significant amounts of bank loans and participations. These obligations are subject to unique risks, including, without limitation: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Investment Managers to directly enforce their rights with respect to participations. In analyzing each bank loan or participation, the Investment Managers will attempt to compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Investment Fund (including the Master Fund’s share of such Investment Fund).

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio.

Purchasing Initial Public Offerings. The Investment Funds may purchase securities of companies in initial public offerings of any equity security (“new issues”) or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, the Master Fund and the Fund. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Special Investment Instruments and Techniques

Investment Funds may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund’s investment objective. The Adviser, on behalf of the Master Fund, may also use certain of these special investment instruments and techniques for either hedging or non-hedging purposes as described below. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. The Master Fund and some or all of the Investment Funds may invest in, or enter into, derivatives or derivatives transactions (“Derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund or the Master Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund or the Master Fund as a whole. Investment Funds may enter into a variety of different Derivatives. These Derivatives involve not only the risks of the underlying assets, but also the risks (including acceleration of the financing embedded in the structure and/or restrictions imposed on the management and nature of the permissible reference assets) and costs of creating the Derivatives. The Master Fund will invest in Derivatives only for hedging purposes. The Master Fund currently intends only to utilize listed options for such hedging purposes. Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on the performance of an Investment Fund.

If an Investment Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Investment Fund is unable to liquidate the position because of an illiquid secondary market and an inability to terminate the derivatives contract. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

With respect to Derivatives involving high yield and other debt securities, an Investment Fund will usually have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund generally will have no right to directly enforce compliance by the issuer with the terms of a derivative, nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Investment Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such Derivatives in any one counterparty subject the Investment Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

Futures. An Investment Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. An Investment Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that an Investment Fund invests in foreign securities and foreign currencies, an Investment Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, Investment Funds also may enter into futures contracts traded on foreign futures exchanges.

An Investment Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Investment Fund’s securities. An Investment Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when an Investment Fund seeks to close out a futures contract. If no liquid market exists, an Investment Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in an Investment Fund’s securities being hedged, even if the hedging vehicle closely correlates with the Investment Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, an Investment Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Options Trading. Certain of the Investment Managers may engage in options trading as a part of their investment program. Options trading increases the possibilities of gain and the risk of loss. The use of option transactions may increase the adverse impact to which an Investment Fund’s portfolio may be subject if the Investment Managers’ evaluation of the various factors involved in particular securities transactions is incorrect.

Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. An Investment Fund may enter into equity, interest rate, and index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. An Investment Fund may act as either the buyer or the seller of a credit default swap.

Credit default swaps allow an Investment Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Investment Fund, the Investment Fund must be prepared to make such payments when due. If the Investment Fund is the credit default protection seller, the Investment Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Investment Fund is the credit default protection buyer, the Investment Fund will be required to pay premiums to the credit default protection seller.

Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities. Investment Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Restricted and Illiquid Investments. The Adviser anticipates that some Investment Funds may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. To the extent that an Investment Fund invests in restricted or other illiquid securities, the valuation of such securities, which is complex and uncertain, will be determined by the applicable Investment Manager, whose determination will be final and conclusive as to all parties. The value established may not reflect accurately the amount that could be realized if the securities were sold. Furthermore, disposition of such illiquid securities may also result in a distribution in kind to the Master Fund and Fund. Such investments could also impact the Board of Trustees’ decision whether to offer to repurchase shares from investors.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell.

Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

The Master Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund’s ability to liquidate an interest in an Investment Fund will likely be limited. The Master Fund is subject to certain Investment Funds’ initial lock-up periods beginning at the time of the Master Fund’s initial investment in an Investment Fund, during which the Master Fund may not withdraw its investment. In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds in late 2008/2009). Investment Funds may impose gates and also assess fees for redemptions or other withdrawals. The limited liquidity of these Investment Funds’ interests may adversely affect the Master Fund were it to have to sell or redeem such interests at an inopportune time. The Master Fund and the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

Some of the Investment Funds may hold a portion of their assets in “side pockets” which are sub-accounts within the Investment Funds, or in a special purpose vehicle (a “SPV”), which is a separate vehicle established by an Investment Fund, in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Investment Fund’s other assets until some type of realization event occurs. Side pockets or SPVs thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Master Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets or SPVs, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment in such Investment Fund could fluctuate based on adjustments to the fair value of the side pocket or SPV as determined by the Investment Manager. In addition, if an Investment Fund establishes a side pocket or SPV prior to the Master Fund’s investing in the Investment Fund, the Master Fund (and thus the Fund and the Shareholders) may not be exposed to the performance of the Investment Fund’s assets held in the side pocket or SPV.

Counterparty Credit Risk. Many of the markets in which the Investment Funds effect their transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Investment Fund invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, an Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Master Fund, and therefore the Fund. In addition, the Investment Funds are subject to the risk that a counterparty may be unable to settle a transaction due to such counterparty’s insolvency, inability to access sufficient credit, or other business factors.

An Investment Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Investment Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker’s bankruptcy or insolvency, The Investment Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Investment Fund may be required to post margin for its foreign exchange transactions either with its broker or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer’s books and records in the name of the Investment Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer’s account, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Investment Fund might recover, even if respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of such broker’s or dealer’s customers.

Prime Brokers and Custodians. Under arrangements between the Investment Funds and their prime brokers or custodians, the prime brokers and custodians generally will have the right to (i) identify as collateral, (ii) rehypothecate, or (iii) otherwise use for their own purposes assets held by them for the Investment Funds. Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian. Similarly, any cash of the Investment Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of FINRA or equivalent rules of other regulators to which such prime broker or custodian may be subject. Accordingly, the cash of the Investment Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians. Consequently, Investment Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full. The inability of Investment Funds to recover such cash could have a material adverse effect on each the Master Fund’s and the Fund’s performance and returns to Shareholders.

Commodity Futures Contracts. Trading in commodity interests may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and an Investment Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent an Investment Fund from promptly liquidating unfavorable positions and could subject such Investment Fund, and therefore the Master Fund and the Fund, to substantial losses. In addition, Investment Funds may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the “CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

Trading in commodity futures contracts and options is a highly specialized activity which may entail greater than ordinary investment or trading risks. The price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Successful use of stock index futures contracts by an Investment Fund also is subject to its Investment Manager’s ability to predict correctly movements in the direction of the market.

Under CFTC regulations, futures commission merchants (“FCMs”) are required to maintain a client’s assets in a segregated account. If a FCM used by an Investment Fund fails to properly segregate, the Investment Fund may be subject to a risk of loss of the margin on deposit with the FCM in the event of the FCM’s bankruptcy. In addition, under certain circumstances, such as the inability of another client of the FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, the Investment Fund may be subject to a risk of loss of its margin on deposit with its FCM, even if such margin funds are properly segregated. In the case of any such bankruptcy or other client loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of the FCM’s clients, and each of the Fund and Master Fund may suffer a loss as a result.

Non-U.S. Futures Transactions. Investment Funds may invest in non-U.S. commodity futures contracts and in options thereon. Non-U.S. futures transactions involve executing and clearing trades on a non-U.S. exchange. This is the case even if the non-U.S. exchange is formally “linked” to a U.S. exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No U.S. organization regulates the activities of a non-U.S. exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no U.S. regulator has the power to compel enforcement of the rules of the non-U.S. exchange or the laws of non-U.S. countries. Moreover, such laws or regulations will vary depending on the country in which the transaction occurs. For these reasons, Investment Funds which trade on non-U.S. exchanges may not be afforded certain of the protections which apply to U.S. commodity futures transactions, including the right to use U.S. alternative dispute resolution procedures. In particular, funds received from Investment Funds to margin non-U.S. futures transactions may not be provided the same protections as funds received to margin futures transaction on U.S. exchanges. In addition, the price of any non-U.S. futures or option contract, and therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the non-U.S. exchange rate between the time the order is placed and the non-U.S. futures contract is liquidated or the non-U.S. option contract is liquidated or exercised.

Possible Effects of Speculative Position Limits. The CFTC and the U.S. commodities exchanges have established limits referred to as “speculative position limits” on the maximum net long or short speculative futures positions that any person may hold or control in derivatives traded on U.S. commodities exchanges. All accounts owned or managed by a commodity trading adviser, its principals and their affiliates generally will be combined for position limit purposes. Because futures position limits allow a commodity trading advisor, its principals and their affiliates to control only a limited number of contracts in any one commodity, each Investment Manager and its principals and affiliates are potentially subject to a conflict among the interests of all accounts the Investment Manager and its principals and their affiliates control which are competing for shares of that limited number of contracts. Although each Investment Manager may be able to achieve the same or similar performance results with OTC substitutes for futures contracts, the OTC market may be subject to differing prices, lesser liquidity and greater counterparty credit risks than on U.S. commodities exchanges. Each Investment Manager may be required to reduce the size or number of positions that would otherwise be held for an Investment Fund or not trade in certain markets on behalf of the Investment Fund in order to avoid exceeding such limits. Modification of trades that would otherwise be made by an Investment Fund, if required, could adversely affect the Investment Fund’s operations and profitability. A violation of speculative position limits by an Investment Manager could lead to regulatory action materially adverse to an Investment Fund’s prospects for profitability.

The speculative position limits of the CFTC and U.S. commodities exchanges are subject to change. Any new or additional position limits imposed on an Investment Manager and its principal and affiliates may impact the Investment Fund’s ability to invest in a manner that most efficiently meets its investment objective.

Other Instruments and Future Developments. An Investment Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized “synthetic” or derivative instruments, which will be subject to varying degrees of risk. In addition, an Investment Fund may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Hedging Limitations. Although the Adviser may seek one or more Investment Managers who employ various hedging techniques, the extent and effectiveness of such hedging strategies may vary substantially. The Adviser seeks Investment Managers with limited exposure to various market factors, and as such it is generally a goal of the Adviser to retain Investment Managers who run well-hedged portfolios or use other risk-mitigating factors. However, most hedging techniques of Investment Managers will be directed primarily toward general market risks or certain issuer risks. Typically there are numerous investment risks which will not be hedged or necessarily capable of being hedged as a practical matter. To the extent unhedged, investment positions of Investment Managers will, in general, be fully exposed to market and investment risks. Hedging techniques have a variety of limitations. Hedging against a decline in the value of a portfolio position by selling short, for example, does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the overall portfolio positions’ value. Hedging through market index options may only protect against an overall market downturn, as compared with price declines in specific securities.

Hedge transactions generally also limit the opportunity for gain if the value of the portfolio position should increase, due to the hedging cost or price decline in the hedging position. For a variety of reasons, an Investment Manager may not seek or be able to establish a sufficiently accurate correlation between hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent an Investment Fund from achieving the intended hedge or may expose the Master Fund and the Fund to risk of loss. Such losses can include losses on the hedged position, the attempted hedge position, or both, and could be substantial. There can be no assurance, therefore, that investment positions of Investment Funds will be significantly hedged against investment risks or that such hedging strategies, if any, will in fact prove successful.

Risks of Fund of Hedge Funds Structure

The Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds through its investment in the Master Fund, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. See “Other Risks—Legal and Regulatory Risks.” Although the Adviser periodically receives information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. Investment Managers may change their investment strategies (i.e., may experience style drift) at any time.

In addition, the Investment Funds are organized and managed by persons having no affiliation with the Adviser. Accordingly, the Master Fund will be subject to the judgment, success and ability of the Investment Managers of those Investment Funds. The Adviser may not have complete information concerning the specific investments made by, and will have no management authority or control over, the Investment Managers. The Master Fund will be subject to restrictions on its ability to withdraw or reduce capital that has been invested in any Investment Fund. Therefore, the Adviser may be unable to react rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and/or the intentions of the Adviser.

Investment Funds will generally be required by contract, applicable law or otherwise to make limited disclosures only to their investors, including the Master Fund, regarding their operations and performance and, as a result, transparency of such information to the Adviser will be limited. Accordingly, the Adviser will not be in a position to analyze or respond to developments within any particular Investment Fund unless and until information relating thereto is disseminated by the Investment Manager to its investors, including the Master Fund. Such information may not necessarily be timely or complete.

The Master Fund will conduct due diligence which the Adviser believes is adequate to select Investment Funds and Investment Managers with which to invest Master Fund assets. However, due diligence is not foolproof and may not uncover problems (whether operational or otherwise) associated with a particular Investment Fund or Investment Manager. The Master Fund may rely upon representations made by hedge fund managers, accountants, attorneys, prime brokers, and/or other investment professionals. If any such representations are misleading, incomplete, or false, this may result in the selection of Investment Funds and Investment Managers which might otherwise have been eliminated from consideration had fully accurate and complete information been made available to the Master Fund. Similarly, the Adviser conducts ongoing due diligence in an effort to detect material changes in an Investment Fund or Investment Manager’s personnel or operations which could be material to the Master Fund. However, such diligence may not be effective in identifying all material problems before they occur. In addition, the policies and procedures approved by the Master Fund’s Board of Trustees provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds. However, neither the Adviser nor the Master Fund’s Board of Trustees will be able to confirm independently the accuracy of valuations provided by the Investment Managers (which are unaudited). In addition, although the Adviser intends to employ reasonable diligence in evaluating and monitoring Investment Funds and Investment Managers, no amount of diligence can eliminate the possibility that one or more Investment Funds or Investment Managers may engage in improper or fraudulent conduct, including unauthorized changes in investment strategy, misappropriation of assets and unsupportable valuations of portfolio securities.

The Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies. It is anticipated that the Investment Funds in which the Master Fund invests generally will maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Master Fund, and therefore the Fund, than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Master Fund for its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use.

An investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. By investing in the Investment Funds via the Fund (through its investment in the Master Fund), an investor in the Fund indirectly bears a portion of the Adviser’s Management Fee and other expenses of the Master Fund, and also indirectly bears a portion of the asset-based fees, incentive fees/allocations and other expenses borne by the Master Fund as an investor in the Investment Funds. Each Investment Manager receives any incentive-based fees/allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Master Fund generally. As a result, an Investment Manager with positive performance may receive compensation from the Fund, in the form of the asset-based fees, incentive-based fees and other expenses payable by the Fund as an indirect investor in the relevant Investment Fund (through its investment in the Master Fund), even if the Fund’s overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares in an issuer that at the same time are being sold by another Investment Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performances. Hidden correlations between Investment Funds may occur if two or more Investment Funds are purchasing the same securities. Because the Master Fund may make additional investments in or redemptions from Investment Funds only at certain times according to limitations set out in the governing documents of the Investment Funds, the Fund or the Master Fund from time to time may have to invest some of its assets temporarily in money market securities or money market funds, among other similar types of investments.

Investment Funds may permit or require that redemptions of interests be made in kind. Upon its redemption of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Master Fund to dispose of these securities in a manner that is in the best interest of the Master Fund. The Master Fund may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Adviser to redeem assets from an Investment Fund that may have poor performance or for other reasons.

Other risks that the Adviser believes are associated with the Fund’s fund of hedge funds investment approach include:

Technological Failures. The successful deployment of an Investment Fund’s trading systems, the implementation and operation of these trading systems and any future trading systems, and various other critical activities of the Investment Managers could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs and errors, malicious code such as “worms,” viruses, or “system crashes,” fire or water damage, or various other events or circumstances either within or beyond the Investment Manager’s control. Software bugs and errors, in particular, and their ensuing risks are an inherent part of technology-based analytics, systems and models. Any event that interrupts an Investment Manager’s computer and/or telecommunications operations could result in, among other things, the inability to establish, modify, liquidate, or monitor the Investment Fund’s investments and, for those and other reasons, could have a material adverse effect on the operating results, financial condition, activities and prospects of the Investment Fund and thus the Master Fund and the Fund.

Valuation. The fund of hedge funds approach places certain constraints on the Adviser’s ability to value the assets of the Master Fund and the Fund. While the Master Fund will receive annual audited financial statements for each Investment Fund and will review the valuations provided by the Investment Managers to the Investment Funds, neither the Adviser nor the Master Fund’s Board of Trustees will be able to confirm independently the accuracy of valuations provided by the Investment Managers (which are unaudited). Certain securities and other financial instruments in which the Investment Funds invest may not have a readily ascertainable market price and will be valued pursuant to policies and procedures established by the Investment Managers. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from an Investment Fund. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds will typically be estimates only, subject to revision through the end of each Investment Fund’s annual audit. Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each Investment Fund is completed.

Securities Believed to Be Undervalued or Incorrectly Valued. An Investment Manager may invest in securities that an Investment Manager believes are fundamentally undervalued or incorrectly valued, but such securities may not ultimately be valued in the capital markets at prices and/or within the timeframe the Investment Manager anticipates. As a result, the Master Fund may lose all or substantially all of its investment in an Investment Fund in any particular instance.

Investment Funds’ Turnover Rates. The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. Neither the Fund nor the Master Fund has control over this turnover. As a result, it is anticipated that a significant portion of the Fund’s income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the redemption by the Master Fund of its interest in an Investment Fund could involve expenses to the Master Fund under the terms of the Master Fund’s investment with that Investment Fund, which, in due proportion, would be indirectly borne by the Fund.

Investment Managers May Have Limited Capacity to Manage Additional Master Fund Investments. Certain Investment Managers’ trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. As a result, an Investment Manager may refuse to manage some or all of the Master Fund’s assets that the Adviser seeks to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Master Fund, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Investment Manager. Conversely, an Investment Manager may accept more capital than the Investment Manager can prudently manage.

Investments in Non-Voting Stock; Limitations on Voting. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Investment Funds cause the Master Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Master Fund may need to hold its interest in an Investment Fund in non-voting form. Additionally, in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Master Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Master Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Master Fund and other clients of the Adviser. To limit its voting interest in certain Investment Funds, the Master Fund may enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote all or a portion of its interest in an Investment Fund. The Master Fund will not receive any consideration in return for entering into a voting waiver arrangement. Other investment funds or accounts managed by the Adviser may also waive their voting rights in a particular Investment Fund. Subject to the oversight of the Master Fund’s Board of Trustees, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Adviser in the particular Investment Fund. These voting waiver arrangements may increase the ability of the Master Fund to invest in certain Investment Funds. However, to the extent the Master Fund contractually foregoes the right to vote all or a portion of its interest in an Investment Fund, the Master Fund will not be able to vote (at all or to the fullest possible extent) on matters that require the approval of the interestholders of the Investment Fund, including matters adverse to the Master Fund’s and the Fund’s interests. This restriction could diminish the influence of the Master Fund in an Investment Fund, as compared to other investors in the Investment Fund (which could include other investment funds or accounts managed by the Adviser, if they do not waive their voting rights in the Investment Fund), and adversely affect the Master Fund’s investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Master Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

Risk Management. The sophistication of the risk management techniques employed by Investment Managers varies. However, even the most sophisticated risk management techniques cannot protect an Investment Fund against loss in all circumstances. All risk management models are premised upon assumptions with respect to economic and political conditions, market sentiment and other factors. The occurrence of an aberrational event not anticipated by a model can cause a portfolio to sustain a significant loss.

OTHER RISKS

Investing in the Fund involves risks other than those associated with investments made by Investment Funds, including those described below:

Limited Operating History. Each of the Fund and the Master Fund is a newly-organized non-diversified, closed-end management investment company with no direct operating history that investors can use to evaluate its investment performance. In addition, Investment Funds and/or Investment Managers with whom the Fund may invest (via the Master Fund) may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Performance Incentive Arrangements. Each Investment Manager may receive a performance or incentive fee/allocation of generally 10-20% of net profits earned of the Investment Fund that it manages. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive fee /allocation. In addition, these performance incentives will be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Master Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Master Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. The Adviser will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Master Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Master Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Master Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund through its investment in the Master Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. No Shareholder is permitted to transfer his, her or its Shares without the consent of the Fund. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. Each of the Fund and the Master Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be 100 days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund up to 30 days prior to the Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund. In addition, the Master Fund is subject to certain Investment Funds’ initial lock-up periods beginning at the time of the Master Fund’s initial investment in an Investment Fund, during which the Master Fund may not withdraw its investment. In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds in late 2008/2009). During such periods, the Master Fund thus may not be able to liquidate its holdings in such Investment Funds in order to meet repurchase requests. In addition, should the Master Fund seek to liquidate its investment in an Investment Fund that maintains a side pocket or SPV, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Master Fund and the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner. See “Redemptions, Repurchases and Transfers of Shares.”

Substantial Repurchases. Substantial requests for the Fund and Master Fund to repurchase Shares and Master Fund shares, respectively, could require the Fund or the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Master Fund obtains repurchase proceeds by disposing of its interest in certain Investment Funds, the Master Fund will thereafter hold a larger proportion of its assets in the remaining Investment Funds, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Master Fund, and thus the Fund, to fund subsequent repurchase requests of Shareholders and Master Fund shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Investment Funds may not reflect the Adviser’s ideal judgments as to the desired portfolio composition of the Master Fund’s Investment Funds, in that the Master Fund’s performance may be tied to the performance of fewer Investment Funds and/or may not reflect the Adviser’s judgment as to the Master Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund and Master Fund receive requests to repurchase substantial amounts of Shares and Master Fund shares, respectively, and may have a material adverse effect on the Fund’s and Master Fund’s ability to achieve their investment objectives and the value of the Shares and Master Fund shares. In addition, substantial repurchases of Shares and Master Fund shares could result in a sizeable decrease in the Fund’s and Master Fund’s net assets, resulting in an increase in the Fund’s and Master Fund’s total annual operating expense ratios.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Adviser expects that the Master Fund will participate in multiple investments. The Master Fund may, however, make investments in a limited number of Investment Funds and Investment Funds may make investments in a limited number of portfolio companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Master Fund.

Special Tax Risks. Special tax risks are associated with an investment in the Fund and the Master Fund. Each of the Fund and the Master Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund and the Master Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Master Fund obtain information from the Investment Funds in which the Master Fund is invested.

If before the end of any quarter of its taxable year, the Master Fund believes that it may fail the asset diversification requirement, the Master Fund may seek to take certain actions to avert such a failure. The Master Fund may try to acquire additional interests in Investment Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Master Fund to pursue because the Master Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While relevant provisions also afford the Master Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund or the Master Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of the Fund’s taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Considerations” below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund’s nondistributed amounts.

In addition, the Master Fund invests in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Master Fund’s investment in such Investment Funds and thus on the Fund and the Shareholders’ investment in the Fund. See “Tax Considerations.”

Legal and Regulatory Risks. Legal, tax, and regulatory changes, as well as judicial decisions, could adversely affect the Fund, the Master Fund, the Adviser, the Investment Funds, the Investment Managers and/or the investment strategies used to implement the Investment Funds’ trading programs.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments (via the Master Fund) and the ability of the Fund and the Master Fund to implement their investment strategies (including the use of leverage). The financial services industry generally and the activities of private investment funds (such as the Investment Funds) and their Investment Managers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase an Investment Fund’s and/or an Investment Manager’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in an Investment Fund and/or an Investment Manager or result in ambiguity or conflict among legal or regulatory schemes applicable to an Investment Fund and/or an Investment Manager. Any litigation or regulatory proceeding may consume substantial amounts of the Adviser’s time and attention, which may disrupt the management of the Master Fund by the Adviser, and that time and the devotion of these resources to litigation or a regulatory proceeding may, at times, be disproportionate to the amounts at stake in the litigation or regulatory proceeding.

In addition, Investment Managers may also be the subject of regulatory investigations or inquiries. There is no assurance as to the adequacy of background checks of Investment Managers. As a result of any such investigations or inquiries, an Investment Managers could be named as a defendant in a regulatory action or other litigation. The outcome of such proceedings, which may materially affect the value of the Fund’s investment or the reputation of the Investment Managers, are impossible to anticipate, and such proceedings may continue without resolution for long periods of time. Any such proceeding may consume substantial amounts of the Investment Manager’s time and attention.

The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund and the Master Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of hedge fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the hedge funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the over-the-counter derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for “swap dealers” and “major swap participants” as determined by the new law and applicable regulations, and the requirement that certain standardized over-the-counter derivatives be executed in regulated markets and submitted for clearing through regulated clearinghouses. Over-the-counter derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for over-the-counter derivative transactions that do not take place through clearinghouses. Over-the-counter derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers’ costs and may be passed through to other market participants, such as an Investment Fund, in the form of higher fees or spreads and less favorable dealer valuations.

The Adviser, on behalf of the Fund and the Master Fund, has claimed a temporary exemption from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its management of the Master Fund. Therefore, none of the Fund, the Master Fund, or the Adviser (with respect to the Fund and the Master Fund) is currently subject to registration or regulation as a commodity pool or CPO under the CEA. When the temporary exemption expires, to the extent the Fund and the Master Fund are not otherwise eligible to claim an exclusion from regulation by the Commodity Futures Trading Commission (“CFTC”), the Fund and the Master Fund will operate subject to CFTC regulation. If the Adviser, the Fund and the Master Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Fund and the Master Fund may incur additional compliance and other expenses.

The implementation of the Dodd-Frank Act will occur based on the adoption of various regulations and reports to be prepared by various agencies over a period of time. It is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on Investment Funds and/or Investment Managers and, in turn, the Master Fund and the Fund, the markets or instruments in which Investment Funds invest or the counterparties with whom Investment Funds conduct business. The effect of the Dodd-Frank Act or other regulatory change on the Fund, the Master Fund and/or Investment Funds, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Investment Funds that utilize short selling. See “Types of Investments and Related Risks — Investment Related Risks — Short Sales.” Certain tax risks associated with an investment in the Fund are discussed in “Tax Considerations.”

Other Investors In The Master Fund. Other investors in the Master Fund may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If any such other investors were to cause the Master Fund to change dramatically its investment objective and strategies or change its repurchase policies, the Fund could be adversely affected. Following any such changes, the Fund’s Board of Trustees would consider whether it was in the Fund’s best interests to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Master Fund). If securities and other non-cash assets are distributed, the Fund could incur brokerage, tax, or other charges in converting those assets to cash. In addition, the distribution in kind may reduce the range of investments in the portfolio or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting repurchase requests, such as borrowing.

Assessment of Risk. The Adviser uses a third party risk management service provider (“Third Party Risk Manager”) to assist it with its risk analysis program. A number of Investment Funds report to a Third Party Risk Manager their portfolio positions and other financial data, and the Third Party Risk Manager in turn uses this information to produce risk and exposure evaluation reports for The Adviser. Neither the Third Party Risk Manager nor the Adviser independently verifies the information provided by Money Managers. In addition, not all Investment Managers provide full position transparency to the Third Party Risk Manager. For Investment Managers that provide less than or no position transparency, the Third Party Risk Manager may use other available information such as performance returns to calculate risk. To the extent that any information provided or used is inaccurate or incomplete or the models are not suitable for measuring the risk for a Investment Manager’s strategy, this could affect the risk evaluations contained in the reports. The Third Party Risk Manager’s risk estimates contained in the reports are generated using quantitative models and no such models can predict actual losses in future real world scenarios. The estimates of losses contained in the reports are based upon calculations made by the Third Party Risk Manager and may not track the actual losses incurred. The Fund (and investors) may experience actual losses that are significantly worse than those estimated in the Third Party Risk Manager reports.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND AND THE MASTER FUND

General

The Fund’s Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund’s Trustees is comprised of persons who are independent trustees. The same individuals serve on the Board of Trustees of the Fund and the Master Fund.

Pine Grove Asset Management LLC serves as the Master Fund’s investment adviser, subject to the ultimate supervision of, and any policies established by, the Master Fund’s Board of Trustees, pursuant to the terms of an investment advisory agreement with the Master Fund (the “Investment Advisory Agreement”). The Adviser does not provide separate investment advisory services to the Fund.

Under the terms of an Investment Advisory Agreement, the Adviser allocates the Master Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Master Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate the Master Fund’s assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Master Fund’s Board of Trustees.

The Adviser was formed as a limited liability company under the laws of the State of Delaware. The Adviser, together with its affiliated entity, Pine Grove Asset Management GP LLC, and its predecessor firm, Pine Grove Associates, Inc. is also known as “Pine Grove.” The Adviser is a registered investment adviser with the SEC. Pine Grove has managed numerous privately offered funds of hedge funds since 1995 and had approximately $1 billion in assets under management as of July 1, 2013. In 2010, Pine Grove announced the formation of Pine Grove Asset Management LLC (“PGAM”) to expand its employee-based ownership and as of May 2011, PGAM became the successor to Pine Grove Associates, Inc. The Adviser is also registered with the CFTC as a CPO and CTA. The Adviser currently serves as an investment adviser of other unregistered private investment companies, and may in the future serve as an investment adviser of other registered private investment companies. The offices of the Adviser are located at 25 DeForest Avenue, Summit, NJ 07901, and its telephone number is (908) 273-6321. The Adviser is also referred to as “Pine Grove” in this prospectus.

Portfolio Manager

The day-to-day portfolio management of the Master Fund is the responsibility of the Portfolio Manager of the Adviser (“Portfolio Manager”), Thomas N. Williams. The Portfolio Manager is subject to oversight by the Master Fund’s Board of Trustees.

Thomas N. Williams. Tom Williams is a Managing Member, the Chief Investment Officer and the Head of Investments at Pine Grove. Mr. Williams joined the Pine Grove research department in January 2000. His primary responsibility at that time was to assist in the identification and evaluation of new managers for Pine Grove’s portfolios as well as the monitoring of current portfolio positions. Mr. Williams became Director of Research in 2003 and began to have shared responsibility for all of Pine Grove’s portfolios. Mr. Williams was promoted to Portfolio Manager in 2006, at which time he assumed primary responsibility for all of Pine Grove’s portfolios. Mr. Williams has been instrumental in building the firm and its strong long-term track record. In addition, Mr. Williams led the evolution of the firm’s investment philosophy to focus on analyzable hedge funds with an emphasis on risk transparency. Prior to joining Pine Grove, Mr. Williams practiced law in California for three years, specializing in intellectual property and venture capital transactions. Mr. Williams holds a Bachelor of Arts in Economics from Trinity College and a JD from the University of Southern California School of Law. Mr. Williams holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the New York Society of Security Analysts.

The SAI provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares in the Master Fund and the Fund.

Administrator

The Administrator for the Master Fund and the Fund is Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (”Atlantic” or ”Administrator”), which has its principal office at Three Canal Plaza, Suite 600, Portland, Maine 04101. Atlantic performs certain administration, accounting and investor services for the Master Fund and the Fund. In consideration for these services, the Master Fund pays Atlantic a fee for services calculated based upon the average net assets of the Master Fund, subject to a minimum monthly fee, and reimburses certain of Atlantic’s expenses. The Fund does not charge its Shareholders a separate administrative fee, but the Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s administrative fee.

Custodian

BNP Paribas Financial Services, LLC (“Custodian”), a limited liability company organized under the laws of the state of Delaware, serves as the Custodian of the assets of the Master Fund, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Master Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 555 Croton Road King of Prussia, PA 19406.

FUND AND MASTER FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Master Fund, including travel and other expenses related to the selection and monitoring of Investment Managers. As described below, however, the Master Fund bears all other expenses related to its investment program. The Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund and the Master Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s and the Master Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement;

•	fees and disbursements of any accountants engaged by the Fund and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	recordkeeping, custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Shareholder Servicing Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

Expenses borne by the Master Fund (and thus indirectly by the Fund and Shareholders) include:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Master Fund’s investments in the underlying Investment Funds, including any fees and expenses charged by the Investment Managers of the Investment Funds (including management fees, performance or incentive fees/allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Master Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Master Fund’s registration statement and with reviewing potential investments to be made in Investment Funds;

•	fees and disbursements of any accountants engaged by the Master Fund, expenses related to the annual audit of the Master Fund and the preparation of the Master Fund’s tax information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator;

•	recordkeeping, custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to shareholders of the Master Fund;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Master Fund and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund;

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Master Fund’s organizational documents; and

•	costs of market information services (e.g. Bloomberg), risk measurement services and outside compliance services.

The Adviser will be reimbursed by the Master Fund for any of the above expenses that it pays on behalf of the Master Fund, except as otherwise provided above.

The Fund expects to incur organizational expenses and initial offering costs of approximately $88,140. The Fund’s offering costs are being capitalized and amortized over the 12 month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing costs associated with the Fund’s continuous offering of Shares (mostly printing expenses). Organizational expenses must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Shareholders, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the Shares of all Shareholders based on the percentage that a Shareholder’s investment in the Fund bears to the total investments in the Fund by all Shareholders as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which investments in the Fund are made. These allocations will thereafter be adjusted as of each date during the first 12 months of the Fund’s operations on which additional investments are made in the Fund by Shareholders. Offering costs cannot be deducted by the Fund or the Shareholders.

“Extraordinary expenses” are expenses incurred by the Fund or the Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses.

Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund and the Master Fund. Investment Managers generally assess asset-based fees to, and receive incentive-based fees from, the Investment Funds (or their investors), which effectively will reduce the investment returns of the Investment Funds. These expenses and fees will be in addition to those incurred by the Fund and the Master Fund themselves. As an investor in the Investment Funds, the Master Fund (and therefore the Fund) will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive fees/allocations to the Investment Managers.

MANAGEMENT FEE

The Fund does not incur a separate management fee, but the Fund and its Shareholders are indirectly subject to the Master Fund’s Management Fee. In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser the Management Fee, accrued monthly and paid quarterly in arrears, at the rate of 0.225% (0.90% on an annualized basis) of the value of the Master Fund’s month end net assets. The Management Fee is an expense paid out of the Master Fund’s assets. The Management Fee is computed based on the value of the net assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Master Fund shares that will be repurchased by the Master Fund as of the end of the month) and is due and payable in arrears within ten business days after the end of the month.

SHAREHOLDER SERVICING FEE

The Fund pays the Administrator, and the Administrator pays each Service Agent, a monthly shareholder servicing fee of 0.070833% (0.85% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. The maximum aggregate Shareholder Servicing Fee payable by the Fund to the Administrator and all Service Agents will not exceed 5.0% of the aggregate offering proceeds of the offering of Shares. In exchange for this fee, the Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

CALCULATION OF NET ASSET VALUE

The value of the Fund’s net assets is determined as of the close of the Fund’s business at the end of each month in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board of Trustees. In computing its net asset value, the Fund will value its interest in the Master Fund based on the net asset value provided by the Master Fund. The Board of Trustees of the Master Fund has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value, which ordinarily will be the value provided to the Master Fund by the Investment Funds’ Investment Managers from time to time, usually monthly. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Because most Investment Managers will provide the Master Fund with their determinations of the month-end net asset value of their Investment Funds after the relevant month-end, the Master Fund (and the Fund) expects to calculate its month-end net asset value and net asset value per share within 30 calendar days following the relevant month-end. This information will be available to Shareholders upon request. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis, the Master Fund would determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Master Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund’s valuation date.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. In addition, the procedures approved by the Master Fund’s Board of Trustees provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds. However, neither the Adviser nor the Master Fund’s Board of Trustees will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited). Accordingly, the valuations of the Investment Manager generally will be relied upon by the Master Fund.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Master Fund’s Board of Trustees will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager of an Investment Fund does not represent the fair value of the Master Fund’s interest in the Investment Fund. Although redemptions of investments in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund’s Board of Trustees, in the absence of specific transaction activity in the investment in a particular Investment Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Master Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemption, or when there have been no recent transactions in Investment Fund interests, the Master Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Master Fund’s Board of Trustees.

The valuations reported by the Investment Managers of the Investment Funds, upon which the Master Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund (and therefore the Fund) at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to net asset value of an Investment Fund adversely affect the Master Fund’s (and therefore the Fund’s) net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount and received their repurchase proceeds. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

To the extent the Adviser invests the assets of the Master Fund in securities or other instruments that are not investments in Investment Funds, the Master Fund will generally value such assets as described below.

The Master Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value, except for certain short-term securities which are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Master Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their net asset value. Fixed-income securities may be valued at prices supplied by the Master Fund’s pricing agent based on broker- or dealer-supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its net asset value, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time the Fund calculates its net asset value.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Master Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair value determinations to the Adviser. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different net asset value than a net asset value determined by using market quotes.

In general, fair value represents a good faith determination of the current value of an asset (or, with regard to a short sale, a liability) and will be used when there is no public market or possibly no market at all for the asset (or, with regard to a short sale, the liability). The fair values of one or more assets (or, with regard to short sales, liabilities) may not be the prices at which those assets (or, with regard to short sales, liabilities) are ultimately sold. In such circumstances, the Adviser and/or the Master Fund’s Board of Trustees will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Expenses of the Fund and the Master Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s (and therefore the Fund’s) net assets if the judgments of the Master Fund’s Board of Trustees, the Adviser, or Investment Managers to the Investment Funds should prove incorrect. Also, Investment Managers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund (and the Fund) more frequently.

CONFLICTS OF INTEREST

The Adviser and its affiliates, as well as many of the Investment Managers and their respective affiliates, manage other accounts (including other funds and accounts in which the Investment Managers may have an interest) other than the Fund, the Master Fund and the Investment Funds (collectively, “Other Accounts”). Other Accounts, together with the Investment Funds, could increase the level of competition for the same trades, including the priorities of order entry. This could make it difficult or impossible for an Investment Fund to take or liquidate a position in a particular security at a price indicated by an Investment Manager’s strategy.

In addition, investment professionals associated with Investment Managers may employ different trading methods, policies and strategies for different funds or accounts. Therefore, the results of an Investment Fund’s trading may differ from those of the other accounts traded by the same Investment Manager. As the funds under management by a particular Investment Manager increase, the Investment Manager may have increasing difficulty implementing an investment strategy which may have been successful in the past, or difficulty finding sufficient investment opportunities which are attractive. Alternatively, an Investment Manager who has been successful may limit the amount of capital it is willing to manage and may decline to accept an additional investment from the Master Fund.

There can be no assurances that an Investment Manager’s future results will be as successful as his or her past performance. Moreover, even where an Investment Manager has achieved excellent results over an extended period, because of cyclical movements and volatility, period to period results may differ materially. Accordingly, the Adviser believes that an investment in the Fund is suitable only for those investors who intend to make a long-term investment in the Fund.

The results of the Master Fund’s investment activities may differ significantly from the results achieved by the Adviser and its affiliates or an Investment Manager for their Other Accounts. It is possible that the Adviser or an Investment Manager will achieve investment results with respect to one or more Other Accounts that are substantially more or less favorable than the results achieved by the Master Fund (and therefore the Fund). Moreover, it is possible that the Master Fund (and therefore the Fund) will sustain losses during periods in which the Adviser or an Investment Manager achieves significant profits on their trading with respect to one or more Other Accounts. The opposite result is also possible.

The investment activities of the Adviser or an Investment Manager for Other Accounts may also limit the investment opportunities for the Master Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by related foreign investors.

There may be circumstances under which the Adviser or an Investment Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Master Fund’s or an Investment Fund’s assets they commit to such investment. There also may be circumstances under which the Adviser or an Investment Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Master Fund or an Investment Fund, or purchases or sells an investment for the Master Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Adviser, and generally also the policy of the Investment Managers, that investment decisions for the Master Fund and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage, and investment transactions and opportunities be fairly allocated among their clients, including the Master Fund.

The Adviser, Investment Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund, the Master Fund and Investment Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund, the Master Fund or Investment Funds. In addition, the Adviser and Investment Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which the Fund (indirectly, via its investment in the Master Fund) and its Shareholders are subject.

Broker-dealers may act as Selling Agents to assist in the distribution of the Shares. Any sales load will be in addition to a Shareholder’s investment. The amount of the sales load is set forth in “Plan of Distribution.” The Selling Agents may in their sole discretion waive the sales load payable by a Shareholder as described in “Purchases of Shares.” In addition, the Fund will pay the Administrator, and the Administrator will pay each Service Agent that enters into a Shareholder Servicing Agreement with the Distributor, a monthly shareholder servicing fee at the annual rate of up to 0.85% of the net asset value of the outstanding Shares beneficially owned by customers of the Service Agent, as set forth in “Shareholder Servicing Fee.” The potential for Selling Agents and Service Agents to receive compensation in connection with a client’s investment in the Fund in the form of a sales load or Shareholder Servicing Fee, respectively, presents the Selling Agents and Service Agents with a potential conflict of interest in recommending that such client purchase Shares in the Fund.

In addition, the prospect of receiving, or the receipt of, additional compensation by the Selling Agents and Service Agents in the form of a sales load or Shareholder Servicing Fee, respectively, may provide such Selling Agents and Service Agents and/or their salespersons with an incentive to favor sales of Shares in the Fund and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which a Selling Agent or Service Agent does not receive additional compensation or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations relating to Shares.

PURCHASES OF SHARES

Purchase Terms

Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then current net asset value per share, plus any applicable sales load. The investor must submit a completed application form three business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds one business day prior to the applicable purchase date in the full amount of the purchase (to enable the Master Fund to invest the proceeds in Investment Funds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account maintained by the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances

(including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Types of Investments and Related Risks — Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

Investors purchasing Shares in the Fund may be charged a sales load of up to 3% of the amount of the investor’s purchase.

A Selling Agent may, at its discretion, waive the sales load for the purchase of Shares of the Fund by or on behalf of: (i) purchasers for whom the Adviser, Pine Grove or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Adviser, Pine Grove and any affiliates of the Adviser or Pine Grove; (iii) Trustees and retired Trustees of the Fund (including spouses, children and parents of Trustees and retired Trustees); (iv) purchasers who use proceeds from an account for which the Adviser, Pine Grove or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (v) Selling Agents and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; (viii) orders placed on behalf of other investment companies that the Distributor, the Adviser, Pine Grove or an affiliated company distributes; (ix) purchasers who have a substantial relationship with Pine Grove or one of its affiliates (to the extent not covered by (i)-(viii) above); and (x) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed by the Adviser, Distributor and any affiliates of the Adviser or Distributor in amounts which, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser sales load (or a complete waiver of the sales load). To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Selling Agent sufficient information to permit the Selling Agent to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus. The Fund will notify Shareholders of any changes made by a Selling Agent in respect of the investors that are eligible for a waiver of the sales load.

The minimum initial investment in the Fund from each investor is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $10,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of both (i) an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and (ii) a “qualified client” as defined in Rule 205-3(d)(1) under the Advisers Act. Investors who are both “accredited investors” and “qualified clients” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. A Selling Agent may impose additional eligibility requirements on investors who purchase Shares through such Selling Agent. See “Plan of Distribution.”

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on those terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally range from 5% to 20% of the net assets of the Master Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, as of the immediately preceding business day). Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s Shares in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

The first offer to repurchase Shares from Shareholders is expected to occur on or about September 30, 2014.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s net asset value per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares from Shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.

Master Fund shares will be repurchased by the Master Fund after the Management Fee and any other Master Fund expenses have been deducted from the Master Fund’s assets as of the end of the month in which the repurchase occurs.

The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. The Fund’s Board of Trustees also serves as the Board of Trustees for the Master Fund and the Board of Trustees expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Board of Trustees will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund’s repurchase offers will generally from 5% to 20% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer. The Master Fund and the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

In light of liquidity constraints associated with the Fund’s indirect investments in Investment Funds and the fact that the Master Fund may have to effect redemptions from Investment Funds in order for the Fund to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date. A Shareholder choosing to tender Shares for repurchase must do so by the applicable deadline, which generally will be 100 days before the date as of which Shares are to be repurchased (the “Notice Date”). Shares will be valued as of the Valuation Date, which is generally expected to be March 31, June 30, September 30 or December 31 (or, if such day is not a business day, as of the immediately preceding business day). Tenders will be revocable upon written notice to the Fund up to 30 days prior to the Valuation Date (such deadline for revocation being the “Expiration Date”). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

•	Promptly after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the next annual audit of the Fund’s financial statements.

•	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times for Shareholders tendering all of their shares, as is customary regarding such payments. Shareholders tendering only a portion of their shares (to the extent they seek to maintain a balance of greater than $10,000 in the Fund and their tender is for less than 95% of the account balance) will receive a Promissory Note for a single payment.

•	The initial payment in respect of the Promissory Note for Shareholders tendering all of their shares (which will be the only payment for Shareholders tendering a portion of their shares) (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated value of the repurchased Shares (100% for Shareholders receiving a single payment), determined as of the Valuation Date. The Initial Payment will be made as of the later of (1) a period of within 30 days after the Valuation Date, or (2) if the Fund has requested redemptions of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 95% of the aggregate amount redeemed by the Fund from the Investment Funds.

•	The second and final payment in respect of the Promissory Note (the “Post-Audit Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date and based upon the results of the annual audit of the Fund’s financial statements for the year in which the Valuation Date occurs, over (2) the Initial Payment. It is anticipated that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Post-Audit Payment will be made promptly after the completion of the audit.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above. The Master Fund is subject to certain Investment Funds’ initial lock-up periods beginning at the time of the Master Fund’s initial investment in an Investment Fund, during which the Master Fund may not withdraw its investment. In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds since in 2008/2009). During such periods, the Master Fund thus may not be able to liquidate its holdings in such Investment Funds in order to meet repurchase requests. In addition, should the Master Fund seek to liquidate its investment in an Investment Fund that maintains a side pocket or SPV, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Master Fund and the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) shares of the Master Fund that the Fund has requested be redeemed (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund’s (and therefore the Fund’s) investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Master Fund’s Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

The Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder;

•	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Shares

Shares may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

•	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee that represents that it is an Eligible Investor and after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $10,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund’s Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Whenever the Fund as a shareholder in the Master Fund is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Board of Trustees of the Master Fund without shareholder approval) the Fund will hold a meeting of the Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the year ending October 31 as its tax year for income tax purposes.

The Fund will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on the qualification of the Fund as a RIC. Distributions by the Master Fund and redemptions of shares in the Master Fund may result in taxable distributions to Shareholders of ordinary income or capital gains. If shares of the Master Fund are purchased within 30 days before or after redeeming at a loss other shares of the Master Fund, all or a part of the loss will not be deductible by the Fund and instead will increase the Fund’s basis for the newly purchased shares of the Master Fund.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund generally expects to be taxed at ordinary income rates on gains from the Investment Funds.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that distributions of both income derived from the Investment Funds as well as gains from the disposition of the Investment Funds will generally be taxable to Shareholders at ordinary income rates to the extent of the Fund’s current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of “qualified dividend income” from the Investment Funds in which the Master Fund invests, it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% “dividends received deduction” for corporate Shareholders. The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year. See “Distribution Policy.”

Shareholders who are not citizens or residents of the United States or are foreign entities (together, “Foreign Shareholders”) generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions of the Fund’s income derived from the Investment Funds. Each non-U.S. Shareholder must provide documentation to the Fund certifying its non-United States status.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain Foreign Shareholders that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Investments in Passive Foreign Investment Companies

The Master Fund intends to purchase interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”). The Master Fund intends to elect to “mark-to-market” substantially all shares that it holds in PFICs at the end of each taxable year. By making this election, the Master Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Master Fund has elected to mark-to-market will be ordinary income. If the Master Fund realizes a loss with respect to such a PFIC, whether by virtue of selling the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC. To the extent that the Master Fund’s loss with respect to the PFIC exceeds such limitation, the loss will generally be deferred until the PFIC is sold, at which point the loss will be treated as a capital loss. Although the Master Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Master Fund may carry forward remaining capital losses to future taxable years indefinitely. However, the Master Fund does not expect to generate significant capital gains from its investments. By making the mark-to-market election, the Master Fund may be required to recognize income (which generally must be distributed to the Master Fund’s shareholders, including the Fund, and then by the Fund to its Shareholders) in excess of the distributions that it received from PFICs. Accordingly, the Master Fund may need to borrow money or dispose of its interests in the Investment Funds in order to make the required distributions.

Alternatively, the Master Fund in certain circumstances may be able to make an election (a “qualified electing fund” or “QEF” election), to include annually as income and gain the Master Fund’s pro rata share of the ordinary earnings and net capital gain of a PFIC, regardless of whether the Master Fund actually received any distributions from the PFIC. Losses, however, would not flow through to the Master Fund. For the QEF election to be effective, the PFIC would need to provide the Master Fund with certain financial information based on U.S. tax accounting principles. There can be no assurance whether any of the PFICs in which the Master Fund may invest will provide the Master Fund with the information necessary to enable the Master Fund to make and maintain a QEF election.

If the Master Fund does not make the “mark-to-market” election or treat the PFIC as a QEF, it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Master Fund as a dividend to the Master Fund’s shareholders, including the Fund, and then by the Fund to its Shareholders.

Foreign Taxes

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, the Fund may elect to “pass through” to its Shareholders the amount of foreign taxes paid or deemed paid by the Fund (the “Election”). The Fund will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Thus, the Fund expects to be eligible to make the Election. If the Fund so elects, each of its Shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Fund Tax Returns and Tax Information

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders are generally taxable in their state of residence on their share of the Fund’s income. Shareholders may be subject to tax in other jurisdictions depending on the activities of the Investment Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the Fund relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

The Board of Trustees will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Fund’s investment objective, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA of the acquisition and ownership of Shares.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis through the Distributor $100,000,000 in Shares. Shares will be offered during an initial public offering period (until the Initial Closing Date) at an initial offering price of $1,000 per share and in a continuous offering at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with Selling Agents that have agreed to participate in the distribution of the Fund’s Shares. Neither the Distributor nor any Selling Agent is obligated to buy any Shares from the Fund. There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares’ offering in an escrow, trust or similar arrangement other than the account maintained by the Transfer Agent as set forth below.

Shares may be purchased only from a Selling Agent. To make an investment in the Fund, a prospective investor must open a brokerage account (an “Account”) with a Selling Agent. Cash, checks, travelers checks, third party checks, or money orders will not be accepted. Shares are not available in certificated form.

Generally, the minimum required initial purchase by each investor is $25,000. Please note that a Selling Agent may establish higher minimum investment requirements than the Fund, and may independently charge transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales load, which will reduce an investor’s return. Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s Account will be debited for the purchase amount, which will be deposited into an account maintained by Atlantic Shareholder Services, LLC, as the Fund’s transfer agent (the “Transfer Agent”). See “Purchases of Shares — Purchase Terms.”

The Initial Closing Date for subscriptions for Shares is currently anticipated to be on or about January 1, 2014. Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month from a Selling Agent at the Fund’s then current net asset value per Share plus the sales load. See “Purchases of Shares.”

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor. The Adviser currently pays the Distributor, from the Adviser’s own resources, the fees set forth below.

Pursuant to a Distribution Services Agreement with the Adviser, the Distributor will receive a maximum fee of $47,500 over the first three years of the Fund’s operations. The Distributor will also be reimbursed out-of-pocket expenses. The maximum amount of reimbursed expenses over the first three years of the Fund’s operations will not exceed $8,000. The Distributor shall be entitled to receive only its out-of-pocket accountable expenses actually incurred.

Pursuant to a Securities Activities and Services Agreement (“SASA”) with the Adviser, the Distributor will receive a maximum fee of $20,500 over the first three years of the Fund’s operations. The Distributor will also be reimbursed out-of-pocket expenses. The maximum amount of reimbursed expenses over the first three years of the Fund’s operations will not exceed $17,500. The Distributor shall be entitled to receive only its out-of-pocket accountable expenses actually incurred. The maximum amount of compensation, including reimbursed expenses, payable to the Distributor pursuant to the SASA shall not exceed $38,000 over the first three years of the Fund’s operations.

The maximum aggregate sales load payable to the Distributor and all Selling Agents will not exceed 3.0% of the aggregate offering proceeds of the offering of Shares. The maximum aggregate Shareholder Servicing Fee payable by the Fund to the Administrator and all Service Agents (as set forth under the section “Shareholder Servicing Fee”) will not exceed 5.0% of the aggregate offering proceeds of the offering of Shares. As set forth under “Shareholder Servicing Fee,” in exchange for this fee, a Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Master Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is generally anticipated that any gains or appreciation in the Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

Under each of the Fund’s and the Master Fund’s Declaration of Trust, each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Trustees and its officers (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which a Fund Covered Person shall not have acted in good faith in the reasonable belief that such action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the Fund Covered Person shall have had reasonable cause to believe that the conduct was unlawful, and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Shareholders to which such Fund Covered Person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Investor Services

Pine Grove Alternative Fund

c/o Pine Grove Asset Management LLC

25 DeForest Avenue

Summit, NJ 07901

Telephone: (908) 273-6321

APPENDIX A — PRIOR PERFORMANCE OF PREDECESSOR FUND AND SIMILAR FUNDS

Predecessor Fund

Pine Grove Institutional Partners II Ltd, (the “Predecessor Fund”), a privately offered fund managed by the Adviser, is expected to be reorganized into the Master Fund as of the date the Master Fund commences operations (i.e., on or about January 1, 2014). Upon such reorganization, the Master Fund will acquire the assets (including Investment Fund holdings) and adopt the performance history of the Predecessor Fund. The investment goals, strategies and limitations of the Master Fund are substantially similar to those of the Predecessor Fund. However, the Predecessor Fund is not registered as an investment company under the 1940 Act. In addition, the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected its performance.

Set forth below is the performance of the Predecessor Fund’s Class C shares (the class of the Predecessor Fund’s shares bearing the highest fees) for the periods specified below. The Predecessor Fund’s Class C shares bore lower expenses than the Fund’s estimated total fund operating expenses. The performance shown below has been restated to reflect the Fund’s estimated total fund operating expenses. The Predecessor Fund commenced operations on January 1, 2012.

For the Year Ended December 31, 2012

Pine Grove Institutional Partners II Ltd 5.91%

As of June 30, 2013, the year-to-date return of the Predecessor Fund was 4.96%.

Similar Funds

In addition, set forth below are the average annual total returns of the Class C interests (the class of interests offered during the periods set forth below bearing the highest fees) of three privately offered funds managed by the Adviser whose investment goals, strategies and limitations are substantially similar to that of the Fund and Predecessor Fund: (a) Pine Grove Institutional Fund L.P., which commenced operations January 1, 1997 (“PGIP”); (b) Pine Grove Offshore Fund Ltd, which commenced operations August 1, 1998 (“PGOF”); and (c) Pine Grove Partners, L.P., which commenced operations January 1, 1995 (each such privately offered fund being a “Similar Fund”). The Similar Funds are not registered as investment companies under the 1940 Act. In addition, the Similar Funds were not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected their performance. Each Similar Fund’s Class C interests bore lower expenses than the Fund’s estimated total fund operating expenses. The performance shown below therefore has been restated to reflect the Fund’s estimated total fund operating expenses. The Similar Funds and the Predecessor Fund are the only privately offered funds managed by the Adviser whose investment goals, strategies and limitations are substantially similar to those of the Fund.1

For the Years Ended December 31, 2012

[1]	Both PGIP and PGOF are feeder funds which invest in a master fund called Pine Grove Offshore Master Fund Ltd. (“PGOMF”). PGOMF’s performance is not included in this appendix because it is not offered separately to investors other than PGIP and PGOF.

	1 Year	5 Years	10 Years	Inception to Date*
Pine Grove Institutional Fund L.P.	5.83%	0.94%	5.22%	6.17%
Pine Grove Offshore Fund Ltd.	5.84%	0.93%	4.81%	6.16%
Pine Grove Partners, L.P.	6.15%	1.23%	5.36%	7.57%

*	From the date of each fund; PGIP: July 1, 1997; PGOF: August 1, 1998 and PGP: January 1, 1995

Returns for representative benchmarks over the same time period:

	1 Year	5 Years	10 Years	Inception to Date*
HFRI: FOF Conservative Index	4.06%	(1.51%)	2.83%	5.41%
Barclays Aggregate Bond Index	4.23%	5.96%	5.19%	6.70%
S&P 500 Total Return Index	15.99%	1.66%	7.10%	8.51%

*	From the inception of Pine Grove Partners LP, January 1, 1995.

As of June 30, 2013, the year-to-date returns of the Similar Funds were:

Pine Grove Institutional Fund L.P.	4.54%
Pine Grove Offshore Fund Ltd.	4.54%
Pine Grove Partners, L.P.	5.01%

Returns for representative benchmarks year to date through June 30:

HFRI: FOF Conservative Index	3.31%
Barclays Aggregate Bond Index	(2.45%)
S&P 500 Total Return Index	13.84%

Pine Grove Institutional Partners II Ltd.*

Net Monthly Returns
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	1.98%	0.45%	0.74%	0.75%	1.55%	-0.59%							4.96%
2012	1.27%	0.98%	0.53%	0.17%	-0.88%	-0.08%	0.94%	0.60%	0.71%	0.63%	0.23%	0.67%	5.91%
2011	0.95%	0.74%	-0.37%	0.45%	-0.27%	-0.96%	-0.21%	-1.75%	-1.87%	0.81%	-0.54%	-0.15%	-3.18%
2010	0.90%	0.15%	1.19%	1.15%	-1.72%	-0.71%	1.02%	-0.08%	1.56%	1.22%	-0.05%	1.57%	6.12%
2009	1.55%	0.33%	0.41%	1.76%	3.00%	1.67%	2.43%	1.83%	1.97%	0.86%	0.71%	1.38%	19.40%
2008	-1.11%	1.08%	-1.93%	0.78%	1.44%	0.45%	-2.48%	-0.73%	-7.19%	-6.70%	-2.81%	-1.77%	-19.44%
2007	1.60%	2.12%	0.83%	1.03%	1.97%	0.91%	1.47%	-0.09%	1.05%	2.64%	-0.56%	0.21%	13.95%
2006	2.19%	0.76%	1.46%	1.83%	-0.01%	0.52%	0.24%	1.07%	-2.52%	1.16%	1.26%	1.43%	9.73%
2005	0.00%	0.57%	-0.33%	-0.95%	-0.08%	1.00%	1.26%	1.01%	0.94%	-0.37%	0.54%	1.14%	4.81%
2004	1.52%	0.38%	0.37%	0.15%	-0.17%	0.15%	0.04%	0.36%	0.26%	0.46%	1.70%	1.24%	6.63%
2003	2.29%	0.83%	0.69%	1.63%	1.49%	1.04%	0.29%	0.23%	1.42%	1.18%	0.87%	0.82%	13.54%
2002	0.94%	0.01%	0.74%	0.74%	0.44%	-0.81%	-1.88%	0.34%	0.34%	0.66%	1.63%	0.65%	3.83%
2001	1.90%	0.88%	0.82%	0.88%	1.28%	-0.28%	0.67%	1.03%	-0.08%	0.62%	0.22%	-0.74%	7.42%
2000	2.34%	2.43%	2.21%	1.05%	1.22%	1.21%	1.19%	1.48%	1.02%	0.42%	-0.06%	0.81%	16.40%
1999	0.21%	0.04%	0.62%	1.91%	0.99%	1.35%	1.27%	0.05%	0.71%	0.83%	1.40%	0.86%	10.70%
1998	0.37%	0.97%	1.73%	1.11%	0.73%	0.29%	0.26%	-4.40%	-1.54%	-1.85%	1.62%	0.43%	-0.44%
1997							1.26%	0.91%	1.59%	0.39%	0.71%	1.27%	6.29%

*	PGIPII was launched in January 2012 as a carve-out from Pine Grove Institutional Partners, LP (PGIP). Effective January 1, 2012, PGIP (a Delaware LP created on July 1, 1997) transferred a pro-rata share of its investments in private investment companies to the Fund. The performance showed above for the periods prior to January 2012 thus reflects the performance of PGIP.

Pine Grove Institutional Partners LP

Net Monthly Returns
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	1.79%	0.35%	0.64%	0.85%	1.49%	-0.65%							4.54%
2012	1.27%	1.00%	0.55%	0.20%	-0.90%	0.02%	0.82%	0.54%	0.75%	0.58%	0.13%	0.74%	5.83%
2011	0.95%	0.74%	-0.37%	0.45%	-0.27%	-0.96%	-0.21%	-1.75%	-1.87%	0.81%	-0.54%	-0.15%	-3.18%
2010	0.90%	0.15%	1.19%	1.15%	-1.72%	-0.71%	1.02%	-0.08%	1.56%	1.22%	-0.05%	1.57%	6.12%
2009	1.55%	0.33%	0.41%	1.76%	3.00%	1.67%	2.43%	1.83%	1.97%	0.86%	0.71%	1.38%	19.40%
2008	-1.11%	1.08%	-1.93%	0.78%	1.44%	0.45%	-2.48%	-0.73%	-7.19%	-6.70%	-2.81%	-1.77%	-19.44%
2007	1.60%	2.12%	0.83%	1.03%	1.97%	0.91%	1.47%	-0.09%	1.05%	2.64%	-0.56%	0.21%	13.95%
2006	2.19%	0.76%	1.46%	1.83%	-0.01%	0.52%	0.24%	1.07%	-2.52%	1.16%	1.26%	1.43%	9.73%
2005	0.00%	0.57%	-0.33%	-0.95%	-0.08%	1.00%	1.26%	1.01%	0.94%	-0.37%	0.54%	1.14%	4.81%
2004	1.52%	0.38%	0.37%	0.15%	-0.17%	0.15%	0.04%	0.36%	0.26%	0.46%	1.70%	1.24%	6.63%
2003	2.29%	0.83%	0.69%	1.63%	1.49%	1.04%	0.29%	0.23%	1.42%	1.18%	0.87%	0.82%	13.54%
2002	0.94%	0.01%	0.74%	0.74%	0.44%	-0.81%	-1.88%	0.34%	0.34%	0.66%	1.63%	0.65%	3.83%
2001	1.90%	0.88%	0.82%	0.88%	1.28%	-0.28%	0.67%	1.03%	-0.08%	0.62%	0.22%	-0.74%	7.42%
2000	2.34%	2.43%	2.21%	1.05%	1.22%	1.21%	1.19%	1.48%	1.02%	0.42%	-0.06%	0.81%	16.40%
1999	0.21%	0.04%	0.62%	1.91%	0.99%	1.35%	1.27%	0.05%	0.71%	0.83%	1.40%	0.86%	10.70%
1998	0.37%	0.97%	1.73%	1.11%	0.73%	0.29%	0.26%	-4.40%	-1.54%	-1.85%	1.62%	0.43%	-0.44%
1997							1.26%	0.91%	1.59%	0.39%	0.71%	1.27%	6.29%

Pine Grove Offshore Fund Ltd. (Class P Shares)

Net Monthly Returns
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	1.79%	0.35%	0.64%	0.85%	1.48%	(0.65%)							4.54%
2012	1.28%	1.02%	0.55%	0.20%	(0.92%)	0.02%	0.82%	0.54%	0.75%	0.58%	0.13%	0.74%	5.84%
2011	1.07%	0.76%	(0.39%)	0.42%	(0.26%)	(0.85%)	(0.22%)	(1.90%)	(1.82%)	0.89%	(0.58%)	(0.26%)	(3.14%)
2010	0.98%	0.19%	1.37%	1.18%	(1.81%)	(0.74%)	1.05%	(0.13%)	1.77%	1.24%	(0.02%)	1.59%	6.81%
2009	1.88%	0.01%	0.26%	2.52%	3.49%	1.97%	2.72%	1.88%	2.10%	0.78%	0.70%	1.38%	21.50%
2008	(1.30%)	0.76%	(1.49%)	0.69%	1.29%	0.56%	(2.48%)	(0.75%)	(7.44%)	(7.57%)	(3.39%)	(2.06%)	(21.28%)
2007	1.81%	1.88%	0.83%	0.90%	1.56%	1.00%	1.12%	(0.42%)	1.13%	2.72%	(0.44%)	0.30%	13.07%
2006	2.03%	0.57%	1.40%	1.68%	(0.06%)	0.33%	0.29%	0.98%	(2.98%)	1.21%	1.23%	1.30%	8.18%
2005	(0.11%)	0.63%	(0.36%)	(1.04%)	(0.31%)	0.95%	1.36%	0.97%	1.00%	(0.53%)	0.44%	1.08%	4.12%
2004	1.53%	0.26%	0.30%	0.17%	(0.30%)	(0.07%)	0.10%	0.33%	0.27%	0.37%	1.61%	1.30%	6.01%
2003	1.98%	0.85%	0.67%	1.59%	1.62%	0.94%	0.36%	0.00%	1.44%	1.15%	0.96%	0.91%	13.19%
2002	0.87%	0.13%	0.93%	0.86%	0.51%	(0.70%)	(1.76%)	0.12%	0.27%	0.57%	1.61%	1.33%	4.80%
2001	1.81%	1.16%	1.03%	0.97%	1.74%	(0.14%)	0.63%	1.14%	(0.52%)	0.68%	0.60%	0.47%	9.97%
2000	1.55%	2.01%	2.28%	2.20%	1.10%	1.64%	1.05%	1.46%	1.21%	0.58%	0.05%	0.86%	17.19%
1999	0.97%	0.40%	1.19%	2.95%	1.47%	1.40%	1.11%	(0.02%)	1.04%	1.03%	1.20%	0.80%	14.38%
1998								(3.72%)	(1.73%)	(1.60%)	1.69%	1.18%	(4.21%)

Pine Grove Partners LP (P Interests)

Net Monthly Returns
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	1.91%	0.50%	0.71%	0.82%	1.50%	(0.52%)							5.01%
2012	1.22%	1.01%	0.65%	0.19%	(0.77%)	0.01%	0.93%	0.57%	0.66%	0.62%	0.28%	0.63%	6.15%
2011	0.98%	0.76%	(0.27%)	0.44%	(0.26%)	(0.83%)	(0.23%)	(1.59%)	(1.70%)	0.76%	(0.51%)	(0.30%)	(2.76%)
2010	0.89%	0.15%	1.15%	1.12%	(1.60%)	(0.88%)	1.03%	(0.14%)	1.70%	1.25%	(0.02%)	1.48%	6.25%
2009	1.76%	0.34%	0.27%	1.87%	3.06%	1.66%	2.78%	1.93%	1.93%	0.98%	0.60%	1.32%	20.10%
2008	(1.22%)	0.73%	(1.62%)	0.69%	1.39%	0.50%	(2.43%)	(0.65%)	(6.82%)	(6.56%)	(2.87%)	(1.97%)	(19.29%)
2007	1.60%	1.95%	0.74%	0.99%	1.76%	0.95%	1.20%	(0.16%)	1.10%	2.43%	(0.59%)	0.41%	13.06%
2006	2.02%	0.65%	1.30%	1.68%	0.09%	0.47%	0.46%	1.14%	(2.88%)	1.48%	1.15%	1.31%	9.14%
2005	0.04%	0.53%	(0.07%)	(0.89%)	(0.09%)	1.09%	1.27%	0.92%	0.87%	(0.40%)	0.45%	1.17%	4.97%
2004	1.49%	0.45%	0.45%	0.28%	(0.10%)	0.15%	0.19%	0.39%	0.38%	0.47%	1.37%	1.21%	6.93%
2003	2.22%	1.13%	0.79%	1.69%	1.67%	1.22%	0.29%	0.30%	1.19%	1.12%	0.84%	1.15%	14.47%
2002	1.06%	0.27%	0.80%	0.58%	0.46%	(0.95%)	(1.59%)	0.38%	0.56%	0.84%	2.02%	1.03%	5.55%
2001	1.87%	1.31%	0.91%	0.97%	1.26%	(0.02%)	0.77%	0.97%	(0.44%)	0.63%	0.61%	0.68%	9.93%
2000	1.83%	2.28%	1.90%	1.30%	1.33%	1.54%	1.00%	1.63%	1.09%	0.22%	(0.34%)	1.24%	16.07%
1999	0.55%	0.09%	1.18%	1.52%	1.31%	1.27%	1.35%	0.16%	0.71%	0.84%	1.00%	1.04%	11.58%
1998	0.10%	0.96%	1.94%	1.13%	0.54%	0.18%	0.31%	(4.35%)	(2.34%)	(0.82%)	1.46%	0.19%	(0.87%)
1997	0.83%	0.94%	1.09%	0.21%	0.75%	0.78%	1.30%	0.82%	1.69%	0.86%	0.68%	1.25%	11.78%
1996	1.85%	1.04%	1.35%	1.72%	1.86%	1.48%	0.99%	1.38%	1.15%	1.08%	0.85%	1.16%	17.12%
1995	0.52%	0.96%	0.35%	1.71%	1.50%	0.84%	1.13%	1.92%	1.47%	0.12%	0.37%	1.47%	13.06%

[Insert Code]

PINE GROVE ALTERNATIVE FUND

October 31, 2013

STATEMENT OF ADDITIONAL INFORMATION

25 DeForest Avenue

Summit, NJ 07901

(908) 273-6321

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Pine Grove Alternative Fund (the “Fund”) dated October 31, 2013. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on June 21, 2013 and expects to commence operations on or about January 1, 2014. The Fund is managed by Pine Grove Asset Management LLC (the “Adviser”). The Fund invests substantially all of its assets in the Pine Grove Alternative Institutional Fund, a Delaware statutory trust that is a non-diversified closed-end management investment company (the “Master Fund”). The investment objective and principal investment strategies of the Fund and the Master Fund, as well as the principal risks associated with the investment strategies of the Fund and the Master Fund, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. The Master Fund has adopted the same fundamental policies. As defined by the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders duly called, (a) of 66- 2⁄3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)	invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry (for purposes of this restriction, the Fund’s indirect investments in Investment Funds (as hereinafter defined) are not deemed to be investments in a single industry).

(2)	borrow money, except to the extent permitted by the 1940 Act.

(3)	issue senior securities, except to the extent permitted by Section 18 of the 1940 Act.

(4)	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(5)	make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements.

(6)	purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	purchase, hold or deal in real estate, except that it may invest in assets that are secured by real estate or that are issued by companies or Investment Funds that invest or deal in real estate.

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. Neither the Fund’s nor the Master Fund’s investment policies and restrictions apply to the activities and transactions of Investment Funds (as defined below).

The 1940 Act currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets. In addition, the 1940 Act currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

Certain Portfolio Securities and Other Operating Policies

As discussed in the prospectus, the Fund invests substantially all of its assets in the Master Fund. The Master Fund invests substantially all of its assets in private investment funds (“Investment Funds”) managed by a range of alternative asset managers (“Investment Managers”) that employ a variety of investment strategies, including, but not limited to, credit and event-oriented investing, hedged credit, convertible arbitrage, long/short equity (low net exposure) and merger arbitrage. Additional information regarding the types of securities and financial instruments in which Investment Managers may invest the assets of the Investment Funds, and certain of the investment techniques that may be used by Investment Managers, are set forth below.

Equity Securities

The investment portfolios of Investment Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Investment Managers may generally invest the assets of Investment Funds in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Growth Investing

Certain Investment Funds invest in “growth” stocks. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Investing

Certain Investment Funds invest in “value” stocks. An Investment Manager to an Investment Fund may be wrong in its assessment of a company’s value and the stocks the Investment Fund holds may not reach what the Investment Manager believes are their full values. A particular risk of an Investment Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-

oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Investment Fund’s relative performance may suffer.

Fixed Income Securities

Investment Funds may invest in fixed income securities. Fixed income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Investment Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) of one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Investment Manager to be of comparable quality.

An Investment Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities. For a description of the ratings of the Rating Agencies, see Annex B to this SAI.

Securities and Other Obligations of Financially Distressed Companies

An Investment Fund may purchase securities and other obligations of foreign and domestic companies that are experiencing significant financial or business distress, including companies involved in bankruptcy, or other reorganization and liquidation proceedings. These issuers may be in weak financial condition, experiencing poor operating results, having substantial capital needs or a negative net worth, or facing special competitive or product obsolescence problems. Investments of this type may involve substantial financial and business risks that can result in substantial, or at times even total, losses. Under such circumstances, the returns generated from the Investment Fund’s investments may not compensate the Investment Fund adequately for the risks assumed.

Acquired investments may include senior or subordinated debt securities, bank loans, promissory notes and other evidences of indebtedness, as well as payables to trade creditors. Although such purchases may result in significant returns to the Investment Fund, they involve a substantial degree of risk and may not show any return for a considerable period of time. In fact, many of these securities and investments ordinarily remain unpaid while the company is in bankruptcy and may not ultimately be paid unless and until the company reorganizes and/or emerges from bankruptcy proceedings. As a result, such securities may have to be held for an extended period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial distress is high. There is no assurance that the Investment Managers will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which an Investment Fund invests, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Investment Fund’s original investment. Under such circumstances, the returns generated from the Investment Fund’s investments may not compensate the Investment Fund adequately for the risks assumed.

Mortgage-Backed Securities

Investment Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

The Investment Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Investment Fund. So-called “subprime” mortgages (mortgage loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages) have experienced higher rates of delinquency, and such delinquencies increased dramatically since 2007. These increased mortgage delinquencies adversely impacted the market for mortgage-backed securities generally (including derivatives or other instruments linked to the value of such securities) for a substantial length of time and led to turmoil in the credit markets generally. In particular, holders of mortgage-backed securities have experienced great difficulty in valuing such securities in light of the dramatically reduced market for mortgage-backed securities. See “Types of Investments and Related Risks — Risks of Fund of Hedge Funds Structure — Valuation” in the prospectus.

Asset Backed Securities

The Investment Funds in which the Fund indirectly invests may invest in asset-backed securities (“ABS”), such as residential mortgage-backed securities, commercial mortgage-backed securities and collateralized debt obligations, or synthetic securities with respect to which the reference obligations are

ABS (including credit default swap transactions (“CDS Transactions”)). ABS are securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from, among others, (a) a specified pool of financial assets, either a fixed pool or a revolving pool, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to the holders of such securities or (b) real estate mortgage loans, either a fixed pool or a revolving pool, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. ABS backed by real estate mortgage loans do not entitle the holders thereof to share in the appreciation in value of or in the profits generated by the related real estate assets.

ABS include but are not limited to securities for which the underlying collateral consists of assets such as home equity loans, leases, residential mortgage loans, commercial mortgage loans, auto finance receivables, credit card receivables and other debt obligations. Sponsors of issuers of ABS are primarily banks and finance companies, captive finance subsidiaries of non-financial corporations or specialized originators such as credit card lenders.

ABS carry coupons that can be fixed or floating. The spread will vary depending on the credit quality of the underlying collateral, the degree and nature of credit enhancement and the degree of variability in the cash flows emanating from the securitized assets. In the event that spreads on ABS widen after acquisition by an underlying hedge fund or portfolio manager, the market value of such ABS is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount.

Holders of ABS bear various risks, including credit risk, liquidity risk, interest rate risk, market risk, operations risk, structural risk and legal risk. The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the asset-backed instrument) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS.

All or most of the ABS that an Investment Fund may invest in are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets. In certain circumstances, payments of interest may be reduced or eliminated for one or more payment dates. Additionally, as a result of cash flow being diverted to payments of principal on more senior classes, the average life of such securities may lengthen. Subordinate ABS generally do not have the right to call a default or vote on remedies following a default unless more senior securities have been paid in full. As a result, a shortfall in payments to subordinate investors in ABS will generally not result in a default being declared on the transaction, and the transaction will not be restructured or unwound. Furthermore, because subordinate ABS may represent a relatively small percentage of the size of the asset pool being securitized, the impact of a relatively small loss on the overall pool may be substantially on the holders of such subordinate security.

Often ABS are structured to reallocate the risks entailed in the underlying collateral (particularly credit risk) into security tranches that match the desires of investors. For example, senior subordinated security structures give holders of senior tranches greater credit risk protection (albeit at lower yields) than holders of subordinated tranches. Under this structure, at least two classes of ABS are issued, with the senior class having a priority claim on the cash flows from the underlying pool of assets. The subordinated class must absorb credit losses on the collateral before losses can be allocated to the senior portion. Because the senior class has this priority claim, cash flows from the underlying pool of assets must first satisfy the requirements of the senior class. Only after these requirements have been satisfied will the cash flows be directed to service the subordinated class.

Investment Funds may also enter into CDS Transactions with respect to which the reference obligations are ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the ABS that an underlying hedge fund or portfolio manager may invest in may have been issued in transactions that have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets. In certain circumstances, payments of interest may be reduced or eliminated for one or more payment dates. Additionally, as a result of cash flow being diverted to payments of principal on more senior classes, the average life of such securities may lengthen. For example, in the case of certain ABS type residential securities, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the more senior classes of securities have been reduced to zero. Subordinate ABS generally do not have the right to call a default or vote on remedies following a default unless more senior securities have been paid in full. As a result, a shortfall in payments to subordinate investors in ABS will generally not result in a default being declared on the transaction and the transaction will not be restructured or unwound. Furthermore, because subordinate ABS may represent a relatively small percentage of the size of the asset pool being securitized, the impact of a relatively small loss on the overall pool may disproportionately affect the holders of such subordinate security.

Commodities

Certain Investment Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for a commodity while the Investment Fund has invested directly in that commodity, the value of the Investment Fund’s investment in that commodity may change accordingly.

In addition, the values of commodities are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices. These additional variables may create additional investment risks which subject the Investment Fund investments to greater volatility than investments in traditional securities.

Energy/Natural Resources Investing

The production and marketing of commodities, energy and natural resources may be affected by actions and changes in governments. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets, as well as changes in demand due to international economic conditions. In addition, some such companies also may be subject to the risks of mining and oil drilling, and the risks of other hazards, such as fire, drought, and increased regulatory and environmental costs.

Real Estate

Investing in real estate, including real estate investment trusts (“REITs”) may subject an Investment Fund to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that an Investment Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs also may be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.

Non-U.S. Securities

Investment Funds may invest in equity securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent an indirect interest in securities of non-U.S. issuers. Non-U.S. securities in which Investment Funds invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under “Types of Investments and Related Risks—Investment Related Risks—Non-U.S. Investments.”

As a general matter, Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes or non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Investment Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Investment Fund’s investment objective, such as when an Investment Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund’s investment portfolio.

Money Market Instruments

The Master Fund and Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed income securities, money market instruments and money market mutual funds, or may hold cash or cash equivalents in such amounts as the Adviser or Investment Managers deem appropriate under the circumstances. The Master Fund or Investment Funds also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may invest certain de minimis amounts in cash and cash equivalents to meet certain ongoing expenses.

Repurchase Agreements

The Master Fund and the Investment Funds may enter into repurchase agreements to a limited extent. Repurchase agreements are agreements under which the Master Fund or an Investment Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Master Fund or Investment Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Master Fund or Investment Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Master Fund or Investment Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Master Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

The Master Fund and the Investment Funds may enter into reverse repurchase agreements to a limited extent. Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Master Fund or an Investment Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Master Fund’s or an Investment Fund’s investment portfolio. The Master Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest.

Special Investment Techniques

Investment Funds may use a variety of special investment techniques to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Investment Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Investment Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Investment Fund may suffer losses as a result of its hedging activities.

Derivatives. Investment Funds may engage in transactions involving options, futures, forwards and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Investment Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund’s performance.

If an Investment Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s return or result in a loss. An Investment Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Investment Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

With respect to derivatives involving high yield and other debt securities, an Investment Fund or the Master Fund will usually have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund generally will have no right to directly enforce compliance by the issuer with the terms of a derivative, nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Investment Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Investment Fund and/or the Master Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

Options and Futures. The Investment Funds may utilize options and futures contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Investment Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Investment Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Investment Funds may include options on baskets of specific securities.

The Investment Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Investment Funds need not be covered.

An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating the position by selling the option previously purchased, although the Investment Fund could exercise the option should it deem it advantageous to do so.

The Adviser, on behalf of the Fund and the Master Fund, has claimed a temporary exemption from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”). Therefore, none of the Fund, the Master Fund, or the Adviser (with respect to the Fund and the Master Fund) is currently subject to registration or regulation as a commodity pool or CPO under the CEA. When the temporary exemption expires, to the extent the Fund and the Master Fund are not otherwise eligible to claim an exclusion from regulation by the Commodity Futures Trading Commission (“CFTC”), the Fund and the Master Fund will operate subject to CFTC regulation. If the Adviser, the Fund and the Master Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Fund and the Master Fund may incur additional compliance and other expenses.

Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Master Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Investment Fund to substantial losses.

Successful use of futures also is subject to an Investment Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Investment Managers may purchase and sell stock index futures contracts for an Investment Fund. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Investment Managers may purchase and sell interest rate futures contracts for an Investment Fund. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. Some or all of the Investment Managers may purchase and sell for the Investment Funds call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes or non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Investment Manager of options on stock indexes will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Investment Managers may enter into equity, interest rate, and index and currency rate swap agreements on behalf of Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Investment Manager in whose investment vehicles the Master Fund could not invest directly, perhaps because of their investment minimums or their unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.

Possible Effects of Speculative Position Limits. The CFTC and the U.S. commodities exchanges have established limits referred to as “speculative position limits” on the maximum net long or short speculative futures positions that any person may hold or control in derivatives traded on U.S. commodities exchanges. All accounts owned or managed by a commodity trading adviser, its principals and their affiliates generally will be combined for position limit purposes. Because futures position limits allow a commodity trading advisor, its principals and their affiliates to control only a limited number of contracts in any one commodity, each Investment Manager and its principals and affiliates are potentially subject to a conflict among the interests of all accounts the Investment Manager and its principals and their affiliates control which are competing for shares of that limited number of contracts. Although each Investment Manager may be able to achieve the same or similar performance results with OTC substitutes for futures contracts, the OTC market may be subject to differing prices, lesser liquidity and greater counterparty credit risks than on U.S. commodities exchanges. Each Investment Manager may be required to reduce the size or number of positions that would otherwise be held for an Investment Fund or not trade in certain markets on behalf of the Investment Fund in order to avoid exceeding such limits. Modification of trades that would otherwise be made by an Investment Fund, if required, could adversely affect the Investment Fund’s operations and profitability. A violation of speculative position limits by an Investment Manager could lead to regulatory action materially adverse to an Investment Fund’s prospects for profitability.

The speculative position limits of the CFTC and U.S. commodities exchanges are subject to change. Any new or additional position limits imposed on an Investment Manager and its principal and affiliates may impact the Investment Fund’s ability to invest in a manner that most efficiently meets its investment objective.

Other Instruments and Future Developments. An Investment Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized “synthetic” or derivative instruments, which will be subject to varying degrees of risk. In addition, an Investment Fund may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Hedging Limitations. Although the Adviser may seek one or more Investment Managers who employ various hedging techniques, the extent and effectiveness of such hedging strategies may vary substantially. Moreover, it will not be a goal of the Adviser to retain Investment Managers who necessarily employ fully hedged or “market-neutral” strategies. Most hedging techniques of Investment Managers will be directed primarily toward general market risks or certain issuer risks. Typically there are numerous investment risks which will not be hedged or necessarily capable of being hedged as a practical matter. To the extent unhedged, investment positions of Investment Managers will, in general, be fully exposed to market and investment risks. Hedging techniques have a variety of limitations. Hedging against a decline in the value of a portfolio position by selling short, for example, does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the overall portfolio positions’ value. Hedging through market index options may only protect against an overall market downturn, as compared with price declines in specific securities.

Hedge transactions generally also limit the opportunity for gain if the value of the portfolio position should increase, due to the hedging cost or price decline in the hedging position. For a variety of reasons, an Investment Manager may not seek or be able to establish a sufficiently accurate correlation between hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent an Investment Fund from achieving the intended hedge or may expose the Master Fund and the Fund to risk of loss. Such losses can include losses on the hedged position, the attempted hedge position, or both, and could be substantial. There can be no assurance, therefore, that investment positions of Investment Funds will be significantly hedged against investment risks or that such hedging strategies, if any, will in fact prove successful.

Lending Portfolio Securities

An Investment Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Investment Fund generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Investment Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Investment Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty. After an Investment Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Investment Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Investment Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, the Investment Fund may incur a loss.

Risk Management

The sophistication of the risk management techniques employed by Investment Managers varies. However, even the most sophisticated risk management techniques cannot protect an Investment Fund against loss in all circumstances. All risk management models are premised upon assumptions with respect to economic and political conditions, market sentiment and other factors. The occurrence of an aberrational event not anticipated by a model can cause a portfolio to sustain a significant loss. Such events may include volatility in energy prices, sharp swings in interest rates or other factors.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

As discussed in the prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares from shareholders of the Fund (“Shareholders”) pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

The Fund’s Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Fund’s Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares (which is calculated once a month at month-end) from Atlantic Fund Administration, the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in the Master Fund that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the repurchase offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its interest only pursuant to repurchase offers by the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for Master Fund interests.

Payment for repurchased Shares may require the Fund to liquidate all or any portion of its interest in the Master Fund which may, in turn, need to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Master Fund’s (and therefore the Fund’s) investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures (subject to such policies as may be established by the Master Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Redemptions

As noted in the prospectus, the Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Such mandatory redemptions may be made if:

•	Shares have been transferred or vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder;

•	ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund to redeem Shares.

Transfers of Shares

With very limited exceptions, Shares are not transferable and liquidity will be provided only through the repurchase offers that will be made from time to time by the Fund. No transfer of Shares will be permitted by the Fund unless the transferee is an “Eligible Investor” (as defined in the prospectus), and, after the transfer, the value of the Shares beneficially owned by each of the transferor and the transferee is at least equal to the Fund’s minimum investment requirement.

The Fund’s organizational documents provide that each Shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND AND THE MASTER FUND

The Trustees supervise the affairs of the Fund and the Master Fund under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund and the Master Fund.

Trustees and Officers

The Board of the Fund consists of three Trustees. These same individuals also serve as trustees for the Master Fund, which is managed by the Adviser. Two Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “Independent Trustees”. The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

Board Structure and Oversight Function. Under the Fund’s bylaws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Matthew Stadtmauer serves as Chairman of the Board and is an Interested Trustee by virtue of his employment relationship with the Adviser. The Board believes that it is in the best interests of Fund shareholders for Mr. Stadtmauer to serve as Chairman of the Board because of his significant experience in matters of relevance to the Fund’s business. The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee. In addition, the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and are closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately in executive session, both with and without the Fund’s chief compliance officer, as often as necessary to exercise their oversight responsibilities.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Trustees has established two standing committees: (1) Audit Committee, and (2) Nominating Committee. The Audit Committee and the Nominating Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and portfolio management personnel, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the committees, as appropriate. The Board’s committee structure allows separate committees to focus on different aspects of risk and potential impact on the Fund and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items germane to the Board’s oversight risk function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Independent Trustees

The Fund seeks as Trustees individuals of distinction and experience in business and finance, academia or other relevant experience. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund’s Nominating Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of October 1, 2013) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser.

INDEPENDENT TRUSTEES
Name, Age, and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Trusteeships/Directorships Held by Independent Trustee(2)
Jonathan Morgan Born: 1963	Trustee	Since 2013	Principal, Sound Fund Advisors LLC, since 2011; Global Head of Research, Alternative Investments, UBP Asset Management 2009-2011; Managing Director, Barclays Global Investors, 2005 – 2009.	2	None.
Boris Onefater Born: 1967	Trustee	Since 2013	President and CEO, Constellation Investment Consulting Corp., since 2008; CEO, COO and CFO, Dreman Value Management LLC 2006-2008.	2	None. Formerly, served as Director to funds advised by Dreman Value Management, LLC.

(1)	Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, his age, address, term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of October 1, 2013,) and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEE
Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Trusteeships/Directorships Held by Interested Trustee(2)
Matthew Stadtmauer Born: 1973	President, Chief Executive Officer and Trustee	Since 2013	Managing Member and President of Pine Grove Asset Management LLC (2010 – present); formerly Chief Marketing Officer (2002 – 2008) and Chief Executive Office (2008 – 2010) of UBP Asset Management LLC.	2	None.

(1)	Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Michael J. McKeen Born: 1971	Treasurer and Chief Financial Officer	Since 2013	Senior Manager, Atlantic, since 2008; Vice President, Citigroup Fund Services, LLC (“Citigroup”) 2003-2008.

David Faherty Born: 1970	Vice President and Secretary	Since 2013	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.

Megan Hadley Koehler Born: 1978	Assistant Secretary	Since 2013	Associate Counsel, Atlantic, since 2008; Assistant Vice President, Citigroup, 2007-2008.

J. Michael Herring Born: 1970	Chief Compliance Officer	Since 2013	Member, Chief Compliance Officer and Head of Operations of Pine Grove Asset Management (2011 – present); formerly Chief Operating Office and Chief Financial Officer of Nikko Asset Management Co. (2009 – 2011) and Chief Financial Officer and Chief Risk Officer of Bay Harbour Management LLC (2007 – 2009).

(1)	Each Officer serves an indefinite term, until his or her successor is elected.

The Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, or its affiliates) is not expected to commence operations until January 1, 2014. Accordingly, for the calendar year ended December 31, 2012, no Trustee owned any shares of equity securities in the Family of Investment Companies.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of October 15, 2013, Matthew Stadtmauer owned approximately 50% of the outstanding shares of the Fund. It is expected that immediately after the commencement of operations the Trustees and Officers of the Fund, as a group, will own less than 1% of the outstanding Shares of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has two committees: (1) Audit Committee and (2) Nominating Committee. Jonathan Morgan and Boris Onefater of the Independent Trustees serve as members of the Audit Committee. Jonathan Morgan and Boris Onefater, Independent Trustees, serve as members of the Nominating Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities and transfer agent costs; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees has a separately-designated standing Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Jonathan Morgan and Boris Onefater. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the1940

Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). The Chairperson of the Audit Committee of the Fund is Boris Onefater.

The Board of Trustees of the Fund also has a Nominating Committee. The Nominating Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Nominating Committee of the Fund are Jonathan Morgan and Boris Onefater, each of whom is an Independent Trustee. The Chairperson of the Nominating Committee is Jonathan Morgan.

Persons recommended by the Fund’s Nominating Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Jonathan Morgan, an Independent Trustee, founded Sound Fund Advisors LLC, a firm that provides fund governance services to hedge funds and registered funds, in 2011 and currently serves as a principal. Prior to that, from 2009 to 2011, Mr. Morgan was the Global Head of Research for alternative investments at UBP Asset Management. While at UBP, Mr. Morgan also served as the chair of UBP’s manager selection committee and was a member of UBP’s investment committee. Prior to that, from 2005 to 2009, Mr. Morgan was the head of Barclays Global Investor’s New York office, serving as managing director, head of the hedge fund management group and head of investments. Earlier in his career, Mr. Morgan held management positions with Julius Baer Investment Management, Parallax Capital Management, PTC. Ltd., Croesus capital Management and Caxton Corporation. The Board concluded that Mr. Morgan’s extensive experience in the hedge fund industry made him an appropriate choice to serve as a Trustee.

Boris Onefater, an Independent Trustee, currently serves as the President and CEO of Constellation Investment Consulting Corp., which provides consulting services in areas including strategy, risk management, operations and compliance. Mr. Onefater has served as President and CEO at Constellation since 2008. Prior to that, from 2006 to 2008, Mr. Onefater served as CEO, COO and CFO of Dreman Value Management LLC, an SEC registered investment adviser. During Mr. Onefater’s tenure, Dreman managed approximately $19 billion in client assets, consisting of both discretionary and non-discretionary accounts. Prior to that, Mr. Onefater was a partner and the national hedge fund director for Deloitte. Earlier in his career, Mr. Onefater held management roles at Bankers Trust Company and Deloitte & Touche LLP. The Board concluded that Mr. Onefater’s extensive exposure in the fund industry, including with hedge funds and registered investment companies as well as his extensive experience in accounting, made him an appropriate choice to serve as a Trustee.

Matthew Stadtmauer, an Interested Trustee, is a Managing Member and President of Pine Grove Asset Management and is responsible for overseeing all noninvestment business activities of the firm. Before joining Pine Grove in September 2010, Mr. Stadtmauer was with UBP Asset Management (“UBPAM”) (2002-2010) where he was the Chief Executive Officer and was responsible for noninvestment activities of the firm. Prior to becoming the CEO in 2008, Mr. Stadtmauer was UBPAM’s Chief Marketing Officer and led the firm’s marketing and business development efforts for over six years. Before joining UBPAM in 2002, Mr. Stadtmauer was a Vice President at Salomon Smith Barney’s Managed Futures Division. In his role, his responsibilities included sales and marketing of all Salomon Smith Barney’s proprietary managed futures funds. The Board concluded that Mr. Stadtmauer’s extensive experience in the asset management industry and managers of funds of hedge funds, including his experience as a senior executive of the Adviser and UBPAM, made him an appropriate choice to serve as a Trustee.

The Trustees’ principal occupations during the past five years or more are shown in the above tables.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation of Trustees and Officers

Each Independent Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $20,000 for serving the Fund and the Master Fund (the “Pine Grove Funds”).

The Fund also reimburses such Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Interested Trustees receive no compensation or expense reimbursement from the Fund for their services as Trustee.

The following table shows the estimated aggregate compensation to be payable to each of the Fund’s Trustees from the Fund for the fiscal year ending March 31, 2014 and the estimated aggregate compensation to be payable to each of the Fund’s Trustees by the Fund Complex (which includes all Pine Grove Funds) for the fiscal year ending March 31, 2014.

Compensation(1)

Name of Independent Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Payable to Trustees
Jonathan Morgan	$5,000	$20,000
Boris Onefater	$5,000	$20,000

Name of Interested Trustee
Matthew Stadtmauer	None.	None.

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser (the “Code”). The Code is intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code applies to the personal investing activities of Trustees and officers of the Fund, and the Adviser (“Access Persons”). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Code are complied with). Under the Code, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the SEC, and are available to the public.

Investment Advisory Agreement

The Adviser is a limited liability company formed under the laws of the State of Delaware. The Adviser, together with its affiliated entity, Pine Grove Asset Management GP LLC, and its predecessor firm, Pine Grove Associates, Inc. is also known as “Pine Grove.” The Adviser is a registered investment adviser with the SEC. Pine Grove has managed numerous privately offered funds of hedge funds since 1995 and had approximately $1 billion in assets under management as of July 1, 2013. In 2010, Pine Grove announced the formation of Pine Grove Asset Management LLC (“PGAM”) to expand its employee-based ownership and as of May 2011, PGAM became the successor to Pine Grove Associates, Inc. The Adviser is also registered with the CFTC as a CPO and CTA. The Adviser currently serves as an investment adviser of other unregistered private investment companies, and may in the future serve as an investment adviser of other registered private investment companies. The offices of the Adviser are located at 25 DeForest Avenue, Summit, NJ 07901.

Pursuant to an Investment Advisory Agreement with the Master Fund (the “Advisory Agreement”), the Adviser receives compensation for providing investment advisory services in the amounts described below.

Advisory Fees

The Adviser is entitled to receive an advisory fee, accrued monthly and paid quarterly in arrears, of 0.225% (0.90% on an annualized basis) of the Master Fund’s month end net asset value (the “Management Fee”).

Approval of the Advisory Agreement

The Advisory Agreement was approved by the Master Fund’s Board (including a majority of the Independent Trustees) at a meeting held in person on September 12, 2013 and was also approved by the then sole Shareholder of the Master Fund. The Advisory Agreement of the Master Fund has an initial term of two years from the date of its execution. The Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Master Fund’s Board or by vote of a majority of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Master Fund’s Board; by vote of a majority of the outstanding voting securities of the Master Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

A discussion of the factors considered by the Master Fund’s Board of Trustees in approving the Advisory Agreement will be set forth in each of the Fund’s and the Master Fund’s semi-annual reports to its shareholders for the period ending September 30, 2014.

Distributor

Foreside Fund Services, LLC acts as the distributor of the Fund’s Shares.

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor. The Adviser currently pays the Distributor, from the Adviser’s own resources, the fees set forth in the “Plan of Distribution” section of the Fund’s prospectus.

Shareholder Servicing Fee

The Fund pays the Administrator, and the Administrator pays each Service Agent, a monthly shareholder servicing fee of 0.270833% (0.85% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. The maximum aggregate Shareholder Servicing Fee payable by the Fund to the Administrator, Distributor and all Service Agents will not exceed 5.0% of the aggregate offering proceeds of the offering of Shares. In exchange for this fee, the Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Master Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Master Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or to the extent that certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Master Fund) managed by the portfolio manager:

Number of Accounts Managed and Total Assets by Account Type*

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Thomas N. Williams	None	None	4	$940,000,000	None	None

*	Unless otherwise noted, this information is as of September 30, 2013.

Securities Ownership of Portfolio Managers

As of October 15, 2013, none of the portfolio managers owned any securities in the Fund. As of October 15, 2013, the dollar range of securities beneficially owned by each portfolio manager in the Master Fund is shown below:

Thomas N. Williams	$10,001 – $50,000

Portfolio Manager Compensation Structure

The portfolio manager receives a combination of a base salary plus a profit distribution from the Adviser. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, the portfolio manager receives base salary compensation from the Adviser.

Profit Distribution. In addition to base compensation, the portfolio manager may receive a profit distribution from the Adviser.

Fund and Master Fund Expenses

The Master Fund and the Fund bear all expenses incurred in their business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement.

Expenses borne by the Fund (and thus indirectly by its investors) include, but are not limited to, the following:

•	any non investment-related interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement;

•	fees and disbursements of any accountants engaged by the Fund, expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator;

•	recordkeeping, custody and transfer fees and expenses;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Shareholder Servicing Fee (as defined in the prospectus);

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

Expenses borne by the Master Fund (and thus indirectly by the Fund and Shareholders) include:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Master Fund’s investments in the underlying Investment Funds including any fees and expenses charged by the Investment Managers of the Investment Funds (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Master Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Master Fund’s registration statement and with reviewing potential investments to be made in Investment Funds;

•	fees and disbursements of any accountants engaged by the Master Fund, expenses related to the annual audit of the Master Fund and the preparation of the Master Fund’s tax information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator;

•	recordkeeping, custody and transfer fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to shareholders of the Master Fund;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Master Fund and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund;

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Master Fund’s organizational documents; and

•	costs of market information services (e.g., Bloomberg), risk measurement services and outside compliance services.

The Adviser will be reimbursed by the Master Fund for any of the above expenses that it pays on behalf of the Master Fund, except as otherwise provided above.

The Fund expects to incur organizational expenses of approximately $17,500. The Fund expects to incur initial offering costs of approximately $70,640. The Fund’s offering costs are being capitalized and amortized over the 12 month period beginning on the initial closing date for subscriptions for Shares. The Fund also will bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares (mostly printing expenses). Organizational expenses must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Shareholders, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the Shares of all Shareholders based on the percentage that a Shareholder’s investment in the Fund bears to the total investments in the Fund by all Shareholders as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which investments in the Fund are made. These allocations will thereafter be adjusted as of each date during the first 12 months of the Fund’s operations on which additional investments are made in the Fund by Shareholders. Offering costs cannot be deducted by the Fund or the Shareholders.

“Extraordinary expenses” are expenses incurred by the Fund or the Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings and indemnification expenses.

The Investment Funds bear all expenses incurred in connection with their operations similar to those incurred by the Fund and the Master Fund. The Investment Managers generally will charge asset-based fees to, and receive performance-based fees from, the Investment Funds, which effectively will reduce the investment returns of the Investment Funds and the amount of any distributions from the Investment Funds to the Master Fund. These expenses and fees will be in addition to those incurred by the Fund and the Master Fund themselves. As an investor in the Investment Funds, the Master Fund (and, therefore, the Fund) will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Managers.

Proxy Voting and Proxy Voting Record Policies and Procedures

While it is unlikely that the Fund will hold voting securities on a regular basis (except shares of the Master Fund) pursuant to its stated investment policies, the Master Fund may, from time to time, hold voting securities in an Investment Fund and may at some point vote as a shareholder of the Investment Fund, typically by proxy. The Board of Trustees of the Master Fund believes that the voting of proxies on securities held by the Master Fund is an important element of the overall investment process. As such, the Master Fund’s Board has delegated the responsibility to vote such proxies to the Adviser. Please see Annex A for the Adviser’s Proxy Voting Policies and Procedures (“Proxy Policy”).

Further Information

A copy of the Master Fund’s proxy voting record is available by calling the Adviser at (908) 273-6321 and on the SEC’s web site at www.sec.gov.

Pass-Through Voting on Master Fund Matters

Whenever the Fund, as a shareholder in the Master Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Master Fund’s Board without shareholder approval), the Fund will hold a meeting of the Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

CONFLICTS OF INTEREST

The Adviser and the Investment Managers

The Adviser and its affiliates manage other accounts (including other funds and accounts in which the Investment Managers may have an interest) other than the Fund and the Master Fund (“Adviser Accounts”). Set out below are practices that the Adviser may follow. Many of the Investment Managers and their respective affiliates also manage other accounts other than the Investment Funds. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Master Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Adviser will commit the Master Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund, or vice versa.

The Adviser evaluates for the Master Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or an Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Master Fund (and therefore the Fund) and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Master Fund and/or the Adviser Accounts, thereby limiting the size of the Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from, or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates.

Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstance, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the year ending October 31 as its tax year for income tax purposes.

The Fund will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on the qualification of the Fund as a RIC. Distributions by the Master Fund and redemptions of shares in the Master Fund may result in taxable distributions to Shareholders of ordinary income or capital gains. If shares of the Master Fund are purchased within 30 days before or after redeeming at a loss other shares of the Master Fund, all or a part of the loss will not be deductible by the Fund and instead will increase the Fund’s basis for the newly purchased shares of the Master Fund.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund generally expects to be taxed at ordinary income rates on gains from the Investment Funds.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. As described below under “Investments in Passive Foreign Investment Companies,” the fund expects that distributions of both income derived from the Investment Funds as well as gains from the disposition of the Investment Funds will generally be taxable to Shareholders at ordinary income rates to the extent of the Fund’s current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of “qualified dividend income” from the Investment Funds in which the Master Fund invests, it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% “dividends received deduction” for corporate Shareholders. The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year.

Shareholders who are not citizens or residents of the United States or are foreign entities (together, “Foreign Shareholders”) generally will be subject to a 30% U.S. federal withholding tax or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions of the Fund’s income derived from the Investment Funds. Each non-U.S. Shareholder must provide documentation to the Fund certifying its non-U.S. status.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain Foreign Shareholders that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Investments in Passive Foreign Investment Companies

The Master Fund intends to purchase interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”). The Master Fund intends to elect to “mark-to-market” all shares that it holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Master Fund has elected to mark-to-market will be ordinary income. If the Master Fund realizes a loss with respect to such a PFIC, whether by virtue of selling the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC. To the extent that the Master Fund’s loss with respect to the PFIC exceeds such limitation, the loss will generally be deferred until sold, at which point the loss will be treated as a capital loss. Although the Master Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Master Fund may carry forward remaining capital losses to future taxable years indefinitely. However, the Master Fund does not expect to generate significant capital gains from its investments. By making the mark-to-market election, the Master Fund may be required to recognize income (which generally must be distributed to the Master Fund’s shareholders, including the Fund, and then by the Fund to its Shareholders) in excess of the distributions that it received from PFICs. Accordingly, the Master Fund may need to borrow money or dispose of its interests in the Investment Funds in order to make the required distributions.

Alternatively, the Master Fund in certain circumstances may be able to make an election (a “qualified electing fund” or “QEF” election), to include annually as income and gain the Master Fund’s pro rata share of the ordinary earnings and net capital gain of a PFIC, regardless of whether the Master Fund actually received any distributions from the PFIC. Losses, however, would not flow through to the Master Fund. For the QEF election to be effective, the PFIC would need to provide the Master Fund with certain financial information based on U.S. tax accounting principles. There can be no assurance whether any of the PFICs in which the Master Fund may invest will provide the Master Fund with the information necessary to enable the Master Fund to make and maintain a QEF election.

If the Master Fund does not make the “mark-to-market” election or treat the PFIC as a QEF, it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Master Fund as a dividend to the Master Fund’s shareholders, including the Fund, and then by the Fund to its Shareholders.

Foreign Taxes

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, the Fund may elect to “pass through” to its Shareholders the amount of foreign taxes paid or deemed paid by the Fund (the “Election”). The Fund will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Thus, the Fund expects to be eligible to make the Election. If the Fund so elects, each of its Shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the year ending October 31 as its tax year for income tax purposes.

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders are generally taxable in their state of residence on their share of the Fund’s income. Shareholders may be subject to tax in other jurisdictions depending on the activities of the Investment Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA A ND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.

A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Shareholders should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

Each Investment Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On many non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Investment Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Investment Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager rather than its Investment Fund. The Adviser may consider the broker selection process employed by an Investment Manager as a factor in determining whether to invest in its Investment Fund. Each Investment Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best price and execution, an Investment Manager may place brokerage orders with brokers that may provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment Fund in which the Master Fund invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund.

ADMINISTRATOR AND TRANSFER AGENT

The Master Fund and the Fund have retained the Administrator, Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (”Atlantic” or ”Administrator”), whose principal business address is Three Canal Plaza, Suite 600, Portland, Maine 04101, to provide certain administrative and fund accounting services to the Master Fund and the Fund. Under the terms of an administration agreement between the Master Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) calculating and disseminating the net asset value of the Master Fund and the Fund in accordance with the Declaration of Trust of the Master Fund and the Fund; (2) preparing for review the semi-annual and annual financial statements of the Master Fund and the Fund, as well as monthly reports regarding the performance and net asset value of the Master Fund and the Fund; and (3) performing additional services, as agreed upon, necessary in connection with the administration of the Master Fund and the Fund. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services.

The Administrator is paid a monthly Administrative Fee computed at an annual rate of 0.115% on the Master Fund’s first $100 million in net assets, 0.06% on the Master Fund’s next $150 million in net assets, 0.03% on the Master Fund’s next $500 million in net assets and 0.02% on the Master Fund’s net assets in excess of $750 million (subject to a minimum fee of $78,000 per year. The Fund does not charge its Shareholders a separate administrative fee, but the Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s administrative fee. The Administration Agreement may be terminated at any time by either of the parties upon not less than 120 days’ written notice.

The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Master Fund, the Fund or to Shareholders for any and all liabilities or expenses except those arising out of the bad faith, negligence or willful misfeasance of the Administrator or its agents or the Administrator’s reckless disregard of its duties and obligations under the Administration Agreement. In addition, under the Administration Agreement, the Master Fund and the Fund have agreed to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator’s actions under the Administration Agreement, other than liability and expense arising out of the Administrator’s bad faith, negligence or willful misfeasance.

Atlantic Shareholder Services, LLC (the “Transfer Agent”) serves as Transfer Agent for the Master Fund and the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing matters related to subscriptions for, and repurchases of Shares. The Transfer Agent’s principal business address is Three Canal Plaza, Suite 600, Portland Maine .

CUSTODIAN

BNP Paribas Financial Services, LLC serves as the Custodian of the assets of the Master Fund and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Master Fund’s Board of Trustees. Assets of the Master Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or subcustodians in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 555 Croton Road King of Prussia, PA 19406.

INDEPENDENT REGISTER ED PUBLIC ACCOUNTING FIRM

Rothstein Kass & Co. serves as the independent registered public accounting firm of the Fund and the Master Fund. Its principal business address is 1350 Avenue of the Americas, New York, NY 10019.

LEGAL COUNSEL

Dechert LLP acts as legal counsel to the Fund and the Master Fund. Its principal business address is One Maritime Plaza, San Francisco, CA 94111.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Before the commencement of the Fund’s operations, each of Matthew Stadtmauer and Thomas N. Williams invested approximately $50,000 in the Fund in order to provide the Fund initial capital and for investment purposes. By virtue of its ownership of more the than 25% of the outstanding Shares, each of Matthew Stadtmauer and Thomas N. Williams may be deemed to control the Fund and may be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote. It is anticipated that neither Matthew Stadtmauer and Thomas N. Williams will control the Fund as of immediately after completion of the initial offering of the Fund’s Shares. Matthew Stadtmauer and Thomas N. Williams are officers of the Adviser, which maintains its principal office at 25 DeForest Avenue, Summit, New Jersey 07901.

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Monthly reports from the Adviser regarding the Fund’s operations during each month also will be sent to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31. The 12-month period ending October 31 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL ST ATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Pine Grove Alternative Fund

We have audited the accompanying statement of assets and liabilities of Pine Grove Alternative Fund (the “Fund”) as of October 9, 2013, and the related statement of operations for the period June 21, 2013 through October 9, 2013. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of October 9, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pine Grove Alternative Fund as of October 9, 2013, and the results of its operations for the period June 21, 2013 through October 9, 2013, in conformity with accounting principles generally accepted in the United States of America.

Rothstein Kass

/s/

Roseland, New Jersey

October 24, 2013

PINE GROVE ALTERNATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 9, 2013

PINE GROVE ALTERNATIVE FUND
ASSETS
Cash	$100,000
Deferred offering costs	70,640
Receivable from adviser	17,500

Total Assets	188,140

LIABILITIES
Offering costs payable	70,640
Organization costs payable	17,500

Total Liabilities	88,140

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS
Paid-in capital in excess of par value	$100,000

NET ASSETS	$100,000

SHARES OUTSTANDING (100,000 shares registered)	100

NET ASSET VALUE PER SHARE	$1,000.00

See Notes to Financial Statements.

PINE GROVE ALTERNATIVE FUND

STATEMENT OF OPERATIONS

FOR THE PERIOD JUNE 21, 2013 THROUGH OCTOBER 9, 2013

PINE GROVE ALTERNATIVE FUND
EXPENSES
Organization costs	$17,500

Total Expenses	17,500

Reimbursement by adviser	(17,500)

Net Expenses	—

NET INVESTMENT INCOME	$—

NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$—

See Notes to Financial Statements.

PINE GROVE ALTERNATIVE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 9, 2013

Note 1. Organization

The Pine Grove Alternative Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a non-diversified, closed-end management investment company, formed on June 21, 2013. The Fund is offering on a continuous basis an unlimited number of shares of beneficial interest at a price of $1,000 per share. As of October 9, 2013, 100,000 such shares have been registered in accordance with the Act. The Fund currently has 100 shares outstanding, with a value of $100,000. The Fund’s investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing substantially all of its assets in Pine Grove Alternative Institutional Fund (“the Master Fund”).

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Investment in the Master Fund – The value of the Fund’s net assets is determined as of the close of the Fund’s business at the end of each month. In computing its net asset value, the Fund will value its interest in the Master Fund based on the net asset value provided by the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. Valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of October 9, 2013. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities. Generally, the Fund is subject to income tax examinations by major taxing authorities during the period since its inception.

PINE GROVE ALTERNATIVE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 9, 2013

Offering and Organization Costs – Expenses incurred in connection with establishing the Fund aggregated to approximately $88,140. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a twelve-month period using the straight line method. Organizational costs will be expensed as incurred.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Pine Grove Asset Management LLC (the “Adviser”), is the investment adviser to the Fund. The management fee is charged at the Master Fund level as detailed in Note 3 of the Master Fund’s notes to the financial statements.

The Adviser has agreed to waive and/or reimburse the Fund’s expenses (other than acquired fund fees and expenses and extraordinary expenses and the following investment related expenses: foreign country tax expense and interest expense on amounts borrowed by the Fund) to the extent necessary in order to cap the Fund’s other expenses at 0.60% per year. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund’s other expenses, including the recovered expenses, fall below the expense cap.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services.

Atlantic provides a Principal Financial Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Fund pays each Independent Trustee (the “Trustee”) an annual retainer fee of $5,000 for service to the Fund. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Fund is compensated by the Fund.

PINE GROVE ALTERNATIVE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 9, 2013

Note 4. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events that require disclosure in these financial statements.

Pine Grove Institutional Partners II Ltd, (the “Predecessor Fund”), a privately offered fund managed by the Adviser, is expected to be reorganized into the Master Fund as of the date the Master Fund commences operations (i.e., on or about January 1, 2014). Upon such reorganization, the Master Fund will acquire the assets (including Investment Fund holdings) and adopt the performance history of the Predecessor Fund. The investment goals, strategies and limitations of the Master Fund are substantially similar to those of the Predecessor Fund. Financial statements of the Predecessor Fund, including audited financial statements for the Predecessor Fund’s fiscal year ended December 31, 2012 (which were audited by another independent registered public accounting firm), unaudited financial statements of the Predecessor Fund for the six months ended June 30, 2013 and pro forma financial statements for the six months ended June 30, 2013 reflecting the reorganization of the Predecessor Fund into the Master Fund, have been filed as an exhibit to the Fund’s registration statement. These financial statements are publicly available by reviewing the Fund’s filings on the SEC’s website.

ANNEX A

PROXY VOTING POLICY AND PROCEDURES

A.	General Proxy Voting Policies

Pine Grove understands and appreciates the importance of ensuring that its procedures relating to proxy voting and investor consents are clearly described to clients and Investors. Pine Grove’s Form ADV Part 2A contains a summary of the procedures described herein. To the extent that Pine Grove has discretion to vote the proxies and consents of its Advisory Clients, Pine Grove will vote any such proxies or consents in the best interests of Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable).

It should be specifically noted that Advisory Clients of Pine Grove primarily invest (directly or indirectly) in private investment funds (the “Portfolio Funds”). As such, it is expected that proxies and consent requests received by Pine Grove will deal with matters related to the operative terms and business details of such Portfolio Funds. Pine Grove is not responsible for, and these procedures are not applicable to, proxies received by the Portfolio Managers of the underlying Portfolio Funds in which the Funds invest (which relate to issuers in which such Portfolio Funds invest).

B.	Proxy Voting Procedures

(1)	All proxies and requests for Investor consent sent to Advisory Clients that are actually received by Pine Grove (to vote on behalf of Advisory Clients) will be provided to the Head of Operational Due Diligence who will ensure that they are dealt with in accordance with internal procedures and forwarded to the Chief Compliance Officer.

(2)	The Chief Compliance Officer (or a third party service provider), in consultation with, and on behalf of the Chief Compliance Officer) will generally adhere to the following procedures (subject to limited exception in the sole discretion of Pine Grove):

(a)	A written record of each proxy and request for investor consent received by Pine Grove (on behalf of its Advisory Clients) will be kept in Pine Grove’s files;

(b)	The Chief Compliance Officer (or a third party service provider, in consultation with, and on behalf of the Chief Compliance Officer) will determine which of Pine Grove’s Advisory Clients hold an interest in the Portfolio Fund to which the proxy or investor consent relates;

(c)	The Chief Compliance Officer (or a third party service provider, in consultation with, and on behalf of the Chief Compliance Officer) will call a meeting (which may be via email) of the Chief Compliance Officer, Chief Investment Officer and applicable members of Pine Grove’s investment team (collectively referred to as “Proxy Voting Committee”) and provide each member of the Proxy Voting Committee with:

(i)	a copy of the proxy or investor consent;

(ii)	a list of the Advisory Clients to which the proxy or Investor consent is relevant;

(iii)	the amount of votes, if applicable, controlled by each Advisory Client; and

(iv)	the deadline that such proxies or consents need to be completed and returned to the Portfolio Fund in question.

(d)	Prior to voting any proxies or consents, the Proxy Voting Committee will determine if there are any conflicts of interest related to the Portfolio Fund proxy or consent in question in accordance with the general guidelines in Section C below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with a third party service provider or outside legal counsel) as to whether the conflict is material or not.

(e)	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision, which may be communicated through e-mail, on how to vote the proxy or consent in question in accordance with the guidelines set forth in Section D below. The Chief Investment Officer shall indicate his agreement to the Proxy Voting Committee decision by his signature upon any proxy, limited partner consent or similar documentation. The Chief Compliance Officer will deliver the proxy or consent in accordance with instructions related to such proxy or consent.

(f)	Although not presently intended to be used on a regular basis, Pine Grove is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

(g)	It should be noted that steps (a) through (f) above may be accomplished through the preparation and circulation of a summary memorandum outlining the proxy vote or investor consent in question.

C.	Conflicts of Interest

(1)	Before voting any proxy or consent, the Proxy Voting Committee will evaluate whether there is a conflict of interest between Pine Grove and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether Pine Grove (or any affiliate of Pine Grove) has any relationship with the Portfolio Fund (or the applicable Portfolio Manager or affiliate) to which the proxy or consent relates outside an investment in such Portfolio Fund by an Advisory Client of Pine Grove.

(2)	If a conflict is identified and deemed “material” by the Proxy Voting Committee, Pine Grove will determine whether voting in accordance with the proxy voting guidelines outlined in Section D below is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies or consents).

(3)	With respect to material conflicts, Pine Grove will determine whether it is appropriate to disclose the conflict to affected Advisory Clients, and indirectly, Investors, and give Investors the opportunity to vote the proxies or consents in question themselves (except as noted in Section C(4) below).

(4)	If the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Pine Grove and the ERISA Advisory Client reserves the right to vote proxies or to respond to Investor consents when Pine Grove has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA client, Pine Grove will:

(a)	Give the ERISA client the opportunity to vote the proxies or respond to the investor consent in question themselves; or

(b)	Follow any designated special proxy voting procedures related to voting proxies for ERISA Advisory Clients (if any).

D.	Voting Guidelines

(1)	In the absence of specific voting guidelines mandated by a particular Advisory Client, Pine Grove will vote proxies and respond to Investor consent requests in the best interests of each Advisory Client (which theoretically could result in different voting results for the same Portfolio Fund). Although voting certain proxies or consents may be subject to the discretion of Pine Grove, Pine Grove is of the view that voting proxies or responding to investor consent requests in accordance with the following general guidelines is in the best interests of its Advisory Clients:

(a)	Pine Grove will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(i)	election of directors (where there are no related corporate governance issues);

(ii)	selection or reappointment of auditors; or

(iii)	increasing or reclassification of common stock.

(b)	Pine Grove will generally vote against proposals that: (i) make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(ii)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Pine Grove).

(c)	For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to Portfolio Managers of underlying Portfolio Funds, redemption rights provided by underlying Portfolio Funds, investment objective modifications, etc.), Pine Grove shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of affected Advisory Clients. In doing so, Pine Grove will evaluate a number of factors which may include (but are not limited to): (i) the performance of the underlying Portfolio Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

E.	Disclosure of Procedures

As noted above, a brief summary of these proxy voting procedures is included in Pine Grove’s Form ADV Part 2A and will be updated whenever these policies and procedures are updated. The Chief Compliance Officer will arrange for a copy of this summary to be sent to all existing Advisory Clients and Investors via delivery of the Form ADV Part 2A. Advisory Clients and Investors will also be provided with contact information as to how Advisory Clients and Investors can obtain information about: (a) the details of Pine Grove’s procedures (i.e., a copy of the procedures detailed herein); and (b) how Pine Grove has voted proxies or responded to consent requests that are relevant to the affected Advisory Clients or Investors.

F.	Record-Keeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to Pine Grove’s proxy voting procedures (which may be accomplished with the assistance of a third party service provider). Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of Pine Grove. Records of the following will be included in the files:

(1)	Copies of those proxy voting policies and procedures, and any amendments thereto;

(2)	A copy of each proxy statement or requests for limited partner/shareholder consent that Pine Grove actually receives; provided, however that Pine Grove may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(3)	A record of each vote that Pine Grove casts or consent that Pine Grove grants;

(4)	A copy of any document that Pine Grove created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

(5)	A copy of each written request for information on how Pine Grove voted such client’s proxies or responded to such consent request and a copy of any written response to any request for information on how Pine Grove voted proxies on behalf of Advisory Clients.

ANNEX B

DESCRIPTION OF RATINGS

Moody’s Investors Service, Inc.

1.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

3.	US Municipal Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

4.	Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

2.	Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.	Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This qualifier is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

4.	Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters ‘pr’ indicated that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicated that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q’ subscript indicated that the rating was based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Ratings Scales

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

the selective payment default on a specific class or currency of debt;

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term category, or to Long-Term categories below ‘B’.

2.	Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

3.	Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with ratings in the ‘B’ rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ’RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.